Exhibit 10.125(u)

EXECUTION COPY

FIRST INVESTORS AUTO OWNER TRUST 2006-A
As Issuer,

WELLS FARGO BANK, NATIONAL ASSOCIATION
As Indenture Trustee and Custodian

INDENTURE

Dated as of January 26, 2006

$32,000,000 4.5685% Class A-1 Asset-Backed Notes

$47,000,000 4.87% Class A-2 Asset-Backed Notes

$74,000,000 4.93% Class A-3 Asset-Backed Notes

$36,060,000 5.00% Class A-4 Asset-Backed Notes

$2,879,112.45 Class B Asset-Backed Notes

INDENTURE, dated as of January 26, 2006 (as amended, supplemented or otherwise modified and in effect from time to time, this “Indenture”), between FIRST INVESTORS AUTO OWNER TRUST 2006-A, a Delaware statutory trust (the “Issuer”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity but solely as indenture trustee and as custodian (in such capacities, the “Indenture Trustee” and the “Custodian”).

Each party agrees as follows for the benefit of the other party and for the benefit of the Noteholders:

GRANTING CLAUSE

The Issuer hereby Grants to the Indenture Trustee on the Closing Date, for the benefit of the Noteholders and the Insurer, all of the Issuer’s right, title and interest in, to and under, whether now owned or existing or hereafter acquired or arising:  (i) the Contracts listed in the Contract Schedule as of the Closing Date (the “Initial Contracts”) and the Additional Contracts; (ii) all amounts received on or in respect of the Contracts after the applicable Cutoff Dates (except interest received which accrued before such Cutoff Dates); (iii) the security interests in the Financed Vehicles granted by the Obligors pursuant to the Contracts; (iv) all proceeds from claims on or refunds of premiums with respect to any physical damage, credit life or credit disability insurance policies covering the Financed Vehicles or the Obligors; (v) any Liquidation Proceeds; (vi) all of the Issuer’s rights to the Contract Files; (vii) the Collection Account, the Reserve Account, the Prefunding Account, the Class A Note Payment Account and the Class B Note Payment Account and all amounts, securities, financial assets, investments and other property deposited in or credited to any of the foregoing and all proceeds thereof; (viii) all of the Issuer’s rights under the Sale and Allocation Agreement, the Contribution Agreement and the Servicing Agreement, including the right of the Issuer to cause the Depositor, Seller or the Servicer, as applicable, to repurchase Contracts from the Issuer; and (ix) all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the “Collateral”).

The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

The Indenture Trustee, as Indenture Trustee on behalf of the Noteholders, acknowledges such Grant, accepts the trusts under this Indenture in accordance with the provisions of this Indenture and agrees to perform its duties required in this Indenture to the best of its ability to the end that the interests of the Noteholders and the Insurer may be adequately and effectively protected.

Article I

Definitions

Section 1.1.           Definitions.

(a)           Except as otherwise specified herein or as the context may otherwise require, the following terms shall have the respective meanings set forth below for all purposes of this Indenture.

Act:  As defined in Section 11.3(a).

Administration Agreement:  The Administration Agreement, dated as of the date hereof, by and among the Administrator, the Issuer and the Indenture Trustee, as the same may from time to time be amended, supplemented or otherwise modified and in effect.

Administrator:  First Investors or any successor Administrator under the Administration Agreement.

Authenticating Agent:  As defined in Section 2.14.

Authorized Officer:  With respect to (i) the Issuer, any officer of the Owner Trustee who is authorized to act for or on behalf of the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by the Owner Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter) and, for so long as the Administration Agreement is in full force and effect, any officer of the Administrator who is authorized to act for the Administrator in matters relating to the Issuer and to be acted upon by the Administrator pursuant to the Administration Agreement; and (ii) the Seller or the Servicer, an officer of the Seller or the Servicer, as applicable, authorized to act under the Transaction Documents.

Authorized Representative:  As defined in Section6A.2.

Book-Entry Notes:  A beneficial interest in the Class A Notes, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.11.

Certificate of Trust:  As defined in the Trust Agreement.

Certificate Registrar:  As defined in the Trust Agreement.

Class:  Any class of Notes of the Issuer.

Class A Holder or Class A Noteholder:  The Person in whose name a Class A Note is registered in the Note Register.

Class A Notes:  Collectively, the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes.

Class A-1 Notes: The Class A-1 Asset-Backed Notes issued by the Issuer pursuant to this Indenture in the initial aggregate principal amount of $32,000,000.

Class A-2 Notes: The Class A-2 Asset-Backed Notes issued by the Issuer pursuant to this Indenture in the initial aggregate principal amount of $47,000,000.

Class A-3 Notes: The Class A-3 Asset-Backed Notes issued by the Issuer pursuant to this Indenture in the initial aggregate principal amount of $74,000,000.

Class A-4 Notes: The Class A-4 Asset-Backed Notes issued by the Issuer pursuant to this Indenture in the initial aggregate principal amount of $36,060,000.

Class A Note Payment Account:  As defined in the Sale and Allocation Agreement.

Class B Holder or Class B Noteholder:  The Person in whose name a Class B Note is registered in the Note Register.

Class B Notes:  The Class B Asset-Backed Notes issued by the Issuer pursuant to this Indenture in the initial aggregate principal amount of $2,879,112.45.

Clearing Agency:  An organization registered as a “clearing agency” pursuant to Section 17A of the Exchange Act.

Clearing Agency Participant:  A broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

Closing Date:  January 26, 2006.

Code:  The Internal Revenue Code of 1986, as amended from time to time, and the Treasury Regulations promulgated thereunder.

Collateral:  As defined in the Granting Clause of this Indenture.

Commission:  The Securities and Exchange Commission.

Custodian:  Wells Fargo Bank, National Association, not in its individual capacity but solely as custodian, as specified herein.

Default:  Any event that, with notice or the lapse of time or both, would become an Event of Default.

Definitive Notes:  As defined in Section 2.11.

Depositor:  As defined in the Trust Agreement.

Depositor Account:  As defined in the Trust Agreement.

Event of Default:  As defined in Section 5.1.

Excess Prefunding Amount:  The funds, if any, remaining in the Prefunding Account on the Prefunding Account Ending Date.

Exchange Act:  The Securities Exchange Act of 1934, as amended.

Executive Officer:  With respect to any corporation, the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer, the President, any Executive Vice President, any Senior Vice President, any Vice President, the Secretary or the Treasurer of such corporation and with respect to any partnership, any general partner of such partnership.

File Numbers:  As defined Section 6A.1(f).

File Number List:  As defined in Section 6A.1(f).

Final Note Payment Date:  With respect to the Class A-1 Notes, January 16, 2007, with respect to the to the Class A-2 Notes, March 16, 2009, with respect to the to the Class A-3 Notes, February 15, 2011, with respect to the to the Class A-4 Notes, April 15, 2013 and with respect to the Class B Notes, April 15, 2013.

First Investors:  First Investors Financial Services, Inc.

FISC:  First Investors Servicing Corporation, together with its successors and assigns.

Fiscal Year:  The period commencing on May 1 of each calendar year and ending on April 30 of the following year.

Grant:  To mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, and to grant a lien upon and a security interest in and right of set-off against, and to deposit, set over and confirm pursuant to this Indenture.  A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other monies payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

Guaranty:  The guaranty entered into as of the date hereof by the Seller, FISC, the Back-up Servicer and the Indenture Trustee.

Holder or Noteholder:  A Class A Holder or Class B Holder or a Class A Noteholder or Class B Noteholder, respectively.

Indemnification Agreement:  The Indemnification Agreement dated as of January 10, 2006 among the Insurer, the Seller and Wachovia Capital Markets.

Indenture Trustee:  Wells Fargo Bank, National Association, a national banking association, not in its individual capacity but solely as Indenture Trustee under this Indenture, and any successor indenture trustee under this Indenture.

Independent:  When used with respect to any specified Person, that such Person (i) is in fact independent of the Trust, any other obligor on the Notes, the Seller, the Servicer and any Affiliate of any of the foregoing Persons, (ii) does not have any direct financial interest or any material indirect financial interest in the Trust, any such other obligor, the Seller, the Servicer or any Affiliate (other than a special purpose securitization vehicle whose rating is based in part on its being bankruptcy-remote) of any of the foregoing Persons and (iii) is not connected with the Trust, any such other obligor, the Seller, the Servicer or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

Indemnitees:  As defined in Section 6A.3(d).

Independent Certificate:  A certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of “Independent” in this Indenture and that the signer is Independent within the meaning thereof.

Initial Contracts:  As defined in the Granting Clause.

Initial Cutoff Date:  December 31, 2005.

Issuer:  First Investors Auto Owner Trust 2006-A or any successor to First Investors Auto Owner Trust 2006-A.

Issuer Order:  A written order signed in the name of the Issuer by an Authorized Officer of the Issuer and delivered to the Indenture Trustee.

Issuer Request:  A written request signed in the name of the Issuer by an Authorized Officer of the Issuer and delivered to the Indenture Trustee.

Issuer’s Certificate:  A certificate signed by an Authorized Officer of the Issuer and delivered to the Indenture Trustee, which certificate shall comply with the applicable requirements of Section 11.1.

Losses:  As defined in Sections 6.7(a) and 6A.3(d).

Monthly Note Principal:  The Class A Monthly Note Principal and/or the Class B Monthly Note Principal, as the context may require.

Note Balance:  At any time, the sum of the Class A Note Balance and the Class B Note Balance.

Note Depository Agreement:  The agreement dated January 25, 2006, between the Issuer and The Depository Trust Company, as the initial Clearing Agency, relating to the Class A Notes.

Note Payment Account:  The Class A Note Payment Account or the Class B Note Payment Account, as the case may be.

Note Owner:  With respect to any Class A Noteholder of a Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note as reflected on the books of the Clearing Agency or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

Note Rate:  With respect to the Class A-1 Notes, 4.5685% per annum, with respect to the Class A-2 Notes, 4.87% per annum, with respect to the Class A-3 Notes, 4.93% per annum and with respect to the Class A-4 Notes, 5.00% per annum.

Note Register:  As defined in Section 2.5.

Note Registrar:  As defined in Section 2.5.

Noteholders:  Collectively, the Class A Noteholders and the Class B Noteholders, it being understood that with regards to voting prior to the payment in full of the Class A Notes and the payment in full of all amounts owed to the Insurer, a majority of Class A Noteholders will not include Class B Noteholders.

Notes:  Collectively, the Class A Notes and the Class B Notes, it being understood that with regards to voting prior to the payment in full of the Class A Notes and the payment in full of all amounts owed to the Insurer, a majority of Class A Notes will not include Class B Notes.

Opinion of Counsel:  One or more written opinions of counsel who may, except as otherwise expressly provided in this Indenture, be outside counsel to the Issuer, the Seller or the Servicer and who shall be acceptable to the Indenture Trustee and the Insurer (provided that no Insurer Default shall have occurred and is continuing), which opinion or opinions shall be addressed to and delivered to the Indenture Trustee as Indenture Trustee and the Insurer (provided that no Insurer Default shall have occurred and is continuing), shall comply with any applicable requirements of Section 11.1 and shall be in form and substance satisfactory to the Indenture Trustee.

Outstanding:  As of the date of determination, all Notes theretofore authenticated and delivered under this Indenture except:

(i)                 Notes theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation;

(ii)                Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the Holders of such Notes; provided, however, that if such Notes are to be redeemed, notice of such redemption must have been duly given pursuant to this

Indenture or provision for such notice must have been made in a manner satisfactory to the Indenture Trustee; and

(iii)               Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a protected purchaser;

provided, however, that in determining whether the Holders of the requisite Note Balance have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any Transaction Document, Notes owned by the Issuer, the Seller, the Servicer or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying on any such request, demand, authorization, direction, notice, consent or waiver, only Notes that a Responsible Officer knows to be so owned shall be so disregarded.  Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee’s right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Seller, the Servicer or any Affiliate of any of the foregoing Persons.

Owner Trustee:  Wells Fargo Bank Delaware Trust Company, a Delaware limited purpose trust company, not in its individual capacity but solely as Owner Trustee under the Trust Agreement, and any successor owner trustee under the Trust Agreement.

Pass-Through Entity:  As defined in Section 2.16.

Paying Agent:  The Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee specified in Section 6.10 and is authorized by the Issuer to make payments to and distributions from the Collection Account, the Prefunding Account, the Reserve Account and each Note Payment Account, including payment of principal of or interest on the Notes, on behalf of the Issuer.

Predecessor Note:  With respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note.  Any Note authenticated and delivered under Section 2.6 in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed, for purposes of this definition, to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

Prefunding Account Ending Date:  April 4, 2006.

Premium Side Letter Agreement:  As defined in the Insurance Agreement.

Proceeding:  Any suit in equity, action at law or other judicial or administrative proceeding.

Purchase Agreement:  That Purchase Agreement, dated January 10, 2006, among the Issuer, the Seller and Wachovia Capital Markets.

Record Date:  With respect to any Payment Date or Redemption Date, the close of business on the Business Day preceding such Payment Date or Redemption Date; provided, however, that if

Definitive Notes have been issued pursuant to Section 2.13, Record Date shall mean, with respect to any Payment Date or Redemption Date, the last day of the preceding Collection Period.

Redemption Date:  The Payment Date specified by the Servicer pursuant to Section 10.1 on which date the Indenture Trustee shall withdraw any amount remaining in the Reserve Account and deposit the portion of such amount payable to the Noteholders in the Note Payment Account.

Redemption Price:  As defined in Section 5.16 of the Sale and Allocation Agreement.

Rule 144A:  Rule 144A under the Securities Act.

Rule 144A Information:  Such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto).

Sale and Allocation Agreement:  The Sale and Allocation Agreement, dated as of the date hereof, by and among the Issuer, the Servicer, the Indenture Trustee, the Securities Intermediary and the Depositor as the same may be amended, supplemented or otherwise modified and in effect from time to time.

Securities Act:  Securities Act of 1933, as amended.

Seller:  First Investors Financial Services, Inc. a Texas corporation, in its capacity as seller under the Contribution Agreement, and its successors in such capacity.

Servicer:  FISC, in its capacity as servicer under the Servicing Agreement, and any Successor Servicer.

State:  Any of the fifty states of the United States of America or the District of Columbia.

Successor Servicer:  As defined in the Servicing Agreement.

Transaction Documents:  The Servicing Agreement, the Sale and Allocation Agreement, the Contribution Agreement, the Premium Side Letter Agreement, the Trust Agreement, the Indemnification Agreement, the Certificate of Trust, this Indenture, the Administration Agreement, the Purchase Agreement, the Note Depository Agreement, the Insurance Agreement, the Policy, the Guaranty and the other documents and certificates delivered in connection therewith, in each case as the same may from time to time be amended, supplemented or otherwise modified and in effect.

Trust Accounts:  The Collection Account, the Class A Note Payment Account, the Class B Note Payment Account, the Prefunding Account, the Depositor Account and the Reserve Account.

Trust Estate:  All money, instruments, rights and other property that are subject or intended to be subject to the lien and security interest of this Indenture for the benefit of the Noteholders and the Insurer (including, but not limited to, all property and interests Granted to the Indenture Trustee), including all proceeds thereof.

Wachovia Capital Markets:  Wachovia Capital Markets, LLC.

(b)           Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein have the respective meanings set forth in, or incorporated by reference into, the Sale and Allocation Agreement for all purposes of this Indenture.

Section 1.2.           Rules of Construction.

Unless the context otherwise requires:

(a)           a term has the meaning assigned to it;

(b)           an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

(c)           “or” is not exclusive;

(d)           “including” means including without limitation;

(e)           words in the singular include the plural and words in the plural include the singular and the masculine as well as the feminine and neuter genders of such terms;

(f)            any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; and

(g)           references to a Person are also to its permitted successors and assigns.

Article II

The Notes

Section 2.1.           Form.

(a)           The Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes and the Class B Notes, together with the Indenture Trustee’s certificates of authentication, shall be substantially in the form set forth in Exhibits A-1, A-2, A-3, A-4 and B, respectively, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution thereof.  Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

(b)           The Definitive Notes shall be typewritten, printed, lithographed or engraved, or produced by any combination of these methods (with or without steel engraved borders), all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

(c)           Each Note shall be dated the date of its authentication.  The terms of the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes and Class B Notes set forth in Exhibits A-1, A-2, A-3, A-4 and B, respectively, hereto are part of the terms of this Indenture and are incorporated herein by reference.

Section 2.2.           Execution, Authentication and Delivery.

(a)           The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers.  The signatures of any such Authorized Officer on the Notes may be manual or facsimile.

(b)           Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices on the date of such Notes.

(c)           The Indenture Trustee shall, upon Issuer Order, authenticate and deliver the Class A-1 Notes, Class A-2 Notes, Class A-3 Notes, Class A-4 Notes and Class B Notes for original issue in an aggregate principal amount of $32,000,000, $47,000,000, $74,000,000, $36,060,000  and $2,879,112.45, respectively.  The Class A Note Balance and the Class B Note Balance at any time may not exceed such respective amounts.

(d)           Each Note shall be dated the date of its authentication.  The Class A Notes shall be issuable as registered Notes in minimum denominations of $250,000 and integral multiples of $1,000 in excess thereof.  The Class B Notes shall be issued in definitive form only.

(e)           No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

Section 2.3.           Temporary Class A Notes.

(a)           Pending the preparation of Definitive Notes, if Definitive Notes are to be prepared in accordance with Section 2.13, the Issuer may execute, and upon receipt of an Issuer Order the Indenture Trustee shall authenticate and deliver, temporary Class A Notes that are printed, lithographed, typewritten, mimeographed or otherwise produced of the tenor of the Definitive Notes in lieu of which they are issued and with such variations not inconsistent with the terms of this Indenture as the officers executing such Class A Notes may determine, as evidenced by their execution of such Notes.

(b)           If temporary Class A Notes are issued, the Issuer shall cause Definitive Notes to be prepared without unreasonable delay.  After the preparation of Definitive Notes in accordance with Section 2.13, the temporary Class A Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Class A Notes at the office or agency of the Issuer to be maintained as provided in Section 3.2, without charge to the Class A Holder.  Upon surrender for cancellation of any one or more temporary Class A Notes, the Issuer shall execute, and the Indenture Trustee shall authenticate and deliver in exchange therefor, a like principal amount of Definitive Notes of authorized denominations.  Until so exchanged, the temporary Class A Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

Section 2.4.           Tax Treatment.

The Issuer has entered into this Indenture, and the Notes shall be issued, with the intention that, for federal, state and local income and franchise tax purposes, the Notes shall qualify as indebtedness of the Issuer secured by the Trust Estate.  The Issuer, by entering into this Indenture, and each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of an interest in the applicable Book-Entry Note), agree to treat the Notes as indebtedness of the Issuer for federal, state and local income and franchise tax purposes.

Section 2.5.           Registration; Registration of Transfer and Exchange.

(a)           The Issuer shall cause to be kept a register (the “Note Register”) in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes.  The Indenture Trustee initially shall be the registrar (the “Note Registrar”) for the purpose of registering Notes and transfers of Notes as herein provided.  Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar.  In addition, the Indenture Trustee hereby accepts its appointment as Certificate Registrar, as defined in and pursuant to Section 3.4 of the Trust Agreement.

(b)           If a Person other than the Indenture Trustee is appointed by the Issuer as Note Registrar, (i) the Issuer shall give the Indenture Trustee prompt written notice of the appointment of such Note Registrar and of the location, or any change in the location, of the Note Register, (ii) the Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof and (iii) the Indenture Trustee shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as to the names and addresses of the Noteholders and the principal amounts and number of such Notes.

(c)           Upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 3.2, if the requirements of Section 8-401 of the Relevant UCC are met, the Issuer shall execute, and the Indenture Trustee shall authenticate and deliver to the Noteholder making such surrender, in the name of the designated transferee or transferees, one or more new Notes in any authorized denomination, of a like aggregate principal amount.  The Indenture Trustee may rely upon the Administrator with respect to the determination of whether the requirements of Section 8-401 of the Relevant UCC are met.

(d)           At the option of the Noteholder, Notes may be exchanged for other Notes of the same class in any authorized denominations, of a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency.  Whenever any Notes are so surrendered for exchange, if the requirements of Section 8-401 the Relevant UCC are met, the Issuer shall execute, and the Indenture Trustee shall authenticate and deliver to the Noteholder making such exchange, the Notes which such Noteholder is entitled to receive.  The Indenture Trustee may rely upon the Administrator with respect to the determination of whether the requirements of Section 8-401 of the Relevant UCC are met.

(e)           All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

(f)            All Notes presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in the form of the Assignment attached to Exhibits A-1, A-2, A-3, A-4 or B, as the case may be, satisfactory to the Indenture Trustee duly executed by, the Holder thereof or such Holder’s attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar.

(g)           No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Issuer may require payment by such Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.3 or 9.5 not involving any transfer.

(h)           The Issuer shall not be required to make, and the Note Registrar need not register, transfers or exchanges of Notes selected for redemption or Notes with respect to which the due date for any payment will occur within 15 days.

Section 2.6.           Mutilated, Destroyed, Lost or Stolen Notes.

(a)           If (i) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by it to hold the Issuer and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a protected purchaser, and provided that the requirements of Section 8-405 of the Relevant UCC are met, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven (7) days of the Indenture Trustee’s receipt of evidence to its satisfaction of such destruction, loss or theft shall be due and payable, or shall have been called for redemption in whole pursuant to Section 10.1, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable or upon the Redemption Date without surrender thereof.  The Indenture Trustee may rely upon the Administrator with respect to the determination of whether the requirements of Section 8-405 of the Relevant UCC are met.  If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a protected purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom such replacement Note was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a protected purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

(b)           Upon the issuance of any replacement Note under this Section 2.6, the Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with such issuance and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) related thereto.

(c)           Every replacement Note issued pursuant to this Section 2.6 in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

(d)           The provisions of this Section 2.6 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

Section 2.7.           Persons Deemed Owners.

Prior to due presentation of a Note for registration of transfer, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name such Note is registered in the Note Register (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest on such Note and for all other purposes whatsoever, whether or not such Note shall be overdue, and none of the Issuer, the Indenture Trustee or any agent of the Issuer or the Indenture Trustee shall be affected by any notice to the contrary.

Section 2.8.           Payments of Interest and Principal.

(a)           [Reserved.]

(b)           The principal of each Class of Notes shall be payable in installments on each Payment Date (unless the Notes have been declared immediately due and payable in accordance with Section 5.2 following the occurrence of an Event of Default) in an aggregate amount equal to the applicable Monthly Note Principal for such Payment Date in accordance with Section 3.5 of the Sale and Allocation Agreement.  The outstanding principal balance of any Class of Notes shall be due and payable on the Final Note Payment Date relating to such Class of Notes.  On each Payment Date (unless the Notes have been declared immediately due and payable in accordance with Section 5.2 following the occurrence of an Event of Default), upon receipt of instructions from the Servicer pursuant to Section 3.5(d) and (e) of the Sale and Allocation Agreement, the Indenture Trustee shall:

(i)            apply or cause to be applied the amount on deposit in the Class A Note Payment Account on such Payment Date to make the following payments in the following order of priority:

(A)          to each Class of Class A Notes, pro rata, based on the respective amounts then due to each Class of Class A Notes in respect of interest, the Total Note Interest payable for such Payment Date;

(B)           to the Class A-1 Noteholders (i) the Class A Monthly Note Principal for that Payment Date until the principal amount of the Class A-1 Notes has been paid in full and (ii) any Excess Prefunding Amount payable to the Class A-1 Noteholders in accordance with Section 3.7(d) of the Sale and Allocation Agreement;

(C)           to the Class A-2 Noteholders (i) after the Class A-1 Noteholders have been paid in full, the remaining Class A Monthly Note Principal for that Payment Date, until the principal amount of the Class A-2 Notes has been paid in full and (ii) any Excess Prefunding Amount payable to the Class A-2 Noteholders in accordance with Section 3.7(d) of the Sale and Allocation Agreement;

(D)          to the Class A-3 Noteholders (i) after the Class A-2 Noteholders have been paid in full, the remaining Class A Monthly Note Principal for that Payment Date, until the principal amount of the Class A-3 Notes has been paid in full and (ii) any Excess Prefunding Amount payable to the Class A-3 Noteholders in accordance with Section 3.7(d) of the Sale and Allocation Agreement; and

(E)           to the Class A-4 Noteholders (i) after the Class A-3 Noteholders have been paid in full, the remaining Class A Monthly Note Principal for that Payment Date, until the principal amount of the Class A-4 Notes has been paid in full and (ii) any Excess Prefunding Amount payable to the Class A-4 Noteholders in accordance with Section 3.7(d) of the Sale and Allocation Agreement;

(ii)           apply or cause to be applied the amount on deposit in the Class B Note Payment Account on such Payment Date to the Class B Noteholders, for the payment of any Excess Prefunding Amount payable to the Class B Noteholders in accordance with Section 3.7(d) of the Sale and Allocation Agreement and the Class B Monthly Note Principal for that Payment Date until the principal amount of the Class B Notes has been paid in full.

(c)           The outstanding principal balance of each Class of Class A Notes, to the extent not previously paid, shall be due and payable on the Final Note Payment Date for such Class of Class A Notes.

(d)           The Class A-1 Notes shall accrue interest at 4.5685% per annum, the Class A-2 Notes shall accrue interest at 4.87% per annum, the Class A-3 Notes shall accrue interest at

4.93% per annum and the Class A-4 Notes shall accrue interest at 5.00% per annum and such interest shall be due and payable on each Payment Date.  The Class B Notes shall not accrue interest.  Interest on the Class A-1 Notes shall be calculated on the basis of the actual number of days that have elapsed from and including the prior Payment Date to but excluding the current Payment Date and a 360-day year.  Interest on the Class A-2 Notes, Class A-3 Notes and Class A-4 Notes shall be calculated on the basis a 360-day year consisting of twelve 30-day months.  Subject to Section 3.1, any installment of interest or principal, if any, payable on any Class A Note that is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the related Record Date by check mailed first-class postage prepaid to such Person’s address as it appears on the Note Register on such Record Date; provided, however, that, unless Definitive Notes have been issued pursuant to Section 2.13, with respect to Class A Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment shall be made by wire transfer in immediately available funds to the account designated by such nominee, and except for the final installment of principal payable with respect to such Class A Note on a Payment Date or on the related Final Note Payment Date (and except for the Redemption Price for any Note called for redemption in whole pursuant to Section 10.1), which shall be payable as provided below.  The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.3.  The Indenture Trustee shall pay all Total Note Interest for any Payment Date to the Noteholders as of the related Record Date even if a portion of such Total Note Interest relates to an earlier Payment Date.

(e)           All payments of principal on each Class of Notes and, with respect to each Class of Class A Notes, interest payments, shall be made pro rata to the Noteholders of each Class of Notes.  The Indenture Trustee shall, before the Payment Date on which the Issuer expects to pay the final installment of principal of each Class of Notes and, with respect to each Class of Class A Notes, interest on any Note, notify the Holder of such Note as of the related Record Date of such final installment.  Such notice shall be mailed or transmitted by facsimile and shall specify that such final installment shall be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment.  Notices in connection with redemption of Notes shall be mailed to Noteholders as provided in Section 10.2.

(f)            Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable, if not previously paid, on the date on which the Notes have been declared or have automatically become immediately due and payable in accordance with Section 5.2 following the occurrence of an Event of Default.  On each Payment Date following acceleration of the Notes and with respect to amounts withdrawn from the Reserve Account pursuant to Section 3.5(f) and Section 3.5(g) of the Sale and Allocation Agreement upon receipt of instructions from the Servicer, the Indenture Trustee shall:

(i)            Apply or cause to be applied the amount on deposit in the Class A Note Payment Account (including amounts deposited therein from the Reserve Account in accordance with Section 3.5(f) of the Sale and Allocation Agreement) on such Payment Date to make the following payments in the following order of priority:

(A)          to each Class of Class A Notes, pro rata, without priority or preference of any kind, according to the amounts due and payable on the Class A Notes in respect of interest, the Total Note Interest payable for such Payment Date; and

(B)           to the Class A Noteholders, first to the holders of the Class A-1 Notes any amounts due and unpaid for the payment of principal thereon until the Class A-1 Notes have been paid in full, and then to the holders of the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, any amounts due and unpaid for the payment of principal on such Classes of Class A Notes, pro rata, based on the respective current outstanding principal balance of each such Class of Class A Notes.

(ii)           Following the payment in full of the entire Class A Note Balance, the Total Note Interest and all amounts due to the Insurer, to pay or cause to be paid the amount on deposit in the Class B Note Payment Account (including amounts deposited therein from the Reserve Account in accordance with Section 3.5(g) of the Sale and Allocation Agreement) on such Payment Date to the Class B Noteholders, up to the Class B Note Balance.

Section 2.9.           Cancellation.

All Notes surrendered for payment, registration of transfer, exchange or redemption in whole pursuant to Section 10.1 shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly canceled by the Indenture Trustee.  The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Indenture Trustee.  No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section 2.9, except as expressly permitted by this Indenture.  All canceled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it, provided that such Issuer Order is timely and the Notes have not been previously disposed of by the Indenture Trustee.

Section 2.10.        Release of Collateral.

Subject to Section 11.1 and the terms of the Transaction Documents, the Indenture Trustee shall release property from the lien of this Indenture at any time before the Notes have been paid in full only upon receipt of an Issuer Request accompanied by an Issuer’s Certificate and an Opinion of Counsel.

Section 2.11.        Book-Entry.

The Class A Notes, upon original issuance, shall be issued in the form of typewritten Notes representing the Book-Entry Notes, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Issuer.  The Class A Notes representing the Book-Entry Notes shall be registered initially on the Note Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Note Owner thereof shall receive a Definitive Note representing such Note Owner’s interest in such Note, except as provided in Section 2.13. Unless and until definitive, fully registered Class A Notes (the “Definitive Notes”) have been issued to such Note Owners pursuant to Section 2.13:

(a)           the provisions of this Section 2.11 shall be in full force and effect;

(b)           the Note Registrar and the Indenture Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Indenture (including the payment of principal of and interest on the Class A Notes and the giving of instructions or directions hereunder) as the sole Holder of the Class A Notes, and shall have no obligation to the Note Owners;

(c)           to the extent that the provisions of this Section 2.11 conflict with any other provisions of this Indenture, the provisions of this Section shall control;

(d)           the rights of Note Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Note Owners and the Clearing Agency and/or the Clearing Agency Participants pursuant to the Note Depository Agreement; unless and until Definitive Notes are issued pursuant to Section 2.13, the initial Clearing Agency shall make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest on the Notes to such Clearing Agency Participants; and

(e)           whenever this Indenture requires or permits actions to be taken based upon instructions or directions of Noteholders evidencing a specified percentage of the Class A Note Balance, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Class A Notes and has delivered such instructions to the Indenture Trustee.

Section 2.12.        Notices to Clearing Agency.

Whenever a notice or other communication to the Class A Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to such Note Owners pursuant to Section 2.13, the Indenture Trustee shall give all such notices and communications specified herein to be given to Class A Noteholders to the Clearing Agency, and shall have no obligation to such Note Owners.

Section 2.13.        Definitive Notes.

If (a) the Issuer, the Administrator or the Servicer advises the Indenture Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Book-Entry Notes and the Indenture Trustee or the Administrator is unable to locate a qualified successor, (b) the Administrator, at its option, advises the Indenture Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency, (c) at any time the Clearing Agency shall no longer be registered under the Exchange Act, or other applicable statute or regulation and, in either case, the Administrator or the Indenture Trustee, as applicable, is unable to appoint a qualified successor or (d) after the occurrence of an Event of Default or an Event of Servicing Termination, Note Owners of the Book-Entry Notes representing beneficial interests aggregating not less than 51% of the principal amount of such Notes advise the Indenture Trustee and the Clearing Agency in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of such Note Owners, then the Clearing Agency shall notify all Note Owners and the Indenture Trustee of the occurrence of such event and of the availability of Definitive Notes to Note Owners requesting the same.  Upon surrender to the Indenture Trustee of the typewritten Note representing the Book-Entry Notes by the Clearing Agency, accompanied by registration instructions, the Issuer shall execute and the Indenture Trustee shall authenticate the Definitive Notes in accordance with the instructions of the Clearing Agency.  None of the Issuer, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.  Upon the issuance of Definitive Notes, the Indenture Trustee shall recognize the Holders of the Definitive Notes as Noteholders.

Section 2.14.        Authenticating Agents.

The Indenture Trustee may appoint one or more Persons (each, an “Authenticating Agent”) with power to act on its behalf and subject to its direction in the authentication of Notes in connection with issuance, transfers and exchanges under Sections 2.2, 2.3, 2.5, 2.6 and 2.13, as fully to all intents and purposes as though each such Authenticating Agent had been expressly authorized by those Sections to authenticate such Notes.  For all purposes of this Indenture, the authentication of Notes by an Authenticating Agent pursuant to this Section 2.14 shall be deemed to be the authentication of Notes “by the Indenture Trustee.”

Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of any Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, without the execution or filing of any further act on the part of the parties hereto or such Authenticating Agent or such successor corporation.

Any Authenticating Agent may at any time resign by giving written notice of resignation to the Indenture Trustee and the Owner Trustee.  The Indenture Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Owner Trustee.  Upon receiving such notice of resignation or upon such a termination, the Indenture Trustee shall appoint a successor Authenticating Agent and shall give written notice of any such appointment to the Owner Trustee.

The Administrator agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services.  The provisions of Sections 2.9 and 6.4 shall be applicable to any Authenticating Agent.

Section 2.15.        Restrictions on Transfers of Class A Notes.

(a)           The Class A Notes have not been and will not be registered under the Securities Act and no Class A Note or any interest therein may be reoffered, resold, pledged or otherwise transferred except as contemplated by the legend set forth in paragraph (d) below.  Any resale or other transfer, or attempted resale or other transfer which is not made in compliance with the restrictions set forth in such legend shall not be recognized by the Issuer.  Authorization of the Issuer of a purchase, resale or transfer of a Class A Note will be granted only if made to a qualified institutional buyer and, in each case, in accordance with the other requirements applicable to a sale of Class A Notes.  Each purchaser acknowledges and is deemed to acknowledge that no representation is made by the Issuer as to the availability of any exemption under the Securities Act or any state securities laws for resale of the Class A Notes and that such purchaser may be required to bear the financial risks of this investment for an indefinite period of time.

(b)           Each purchaser and any account for which such purchaser is acquiring the Class A Notes are “Qualified Institutional Buyers” (as defined in Rule 144A under the Securities Act).  Each purchaser has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment in the Class A Notes, and each purchaser and any account for which such purchaser is acting are each able to bear the economic risk of such investment.

(c)           Each purchaser, by its acceptance of its Class A Note, acknowledges that the Class A Notes are being sold to it pursuant to an exemption from the registration requirements of the Securities Act.  No purchaser is purchasing its Class A Notes with a view to resale, distribute or dispose of in any other manner thereof in violation of the Securities Act.  Each purchaser has had access to such financial and other information concerning the Issuer and the Class A Notes as it deemed necessary or appropriate in order to make an informed investment decision with respect to such purchase of the Class A Notes, including an opportunity to ask questions of and request information from the Issuer.

(d)           Each Class A Note evidencing Book-Entry Notes and Definitive Notes (and all Class A Notes issued in exchange therefor or substitution thereof) shall bear a legend in substantially the following form:

THIS CLASS A NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE APPLICABLE SECURITIES LAWS OF ANY STATE.  ACCORDINGLY, TRANSFER OF THIS CLASS A NOTE IS SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN SECTION 2.15 OF THE INDENTURE.  BY ITS ACCEPTANCE OF THIS CLASS A NOTE, THE HOLDER OF THIS CLASS A NOTE IS DEEMED TO REPRESENT TO THE TRUST AND THE INDENTURE TRUSTEE THAT IT IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT AND IS ACQUIRING THIS CLASS A NOTE FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QUALIFIED INSTITUTIONAL BUYERS).

NO SALE, PLEDGE OR OTHER TRANSFER OF THIS CLASS A NOTE SHALL BE MADE UNLESS SUCH SALE, PLEDGE OR OTHER TRANSFER IS (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (B) FOR SO LONG AS THE CLASS A NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO

RULE 144A UNDER THE SECURITIES ACT TO A PERSON THE TRANSFEROR REASONABLY BELIEVES AFTER DUE INQUIRY IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (C) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED AND ANY APPLICABLE STATE SECURITIES AND BLUE SKY LAWS OR IS MADE IN ACCORDANCE WITH EACH SUCH ACT AND STATE LAWS. THE INDENTURE TRUSTEE MAY REQUIRE AN OPINION OF COUNSEL TO BE DELIVERED TO IT IN CONNECTION WITH ANY SALE, PLEDGE OR OTHER TRANSFER OF THIS CLASS A NOTE PURSUANT TO CLAUSES (A) OR (C) ABOVE.  ALL OPINIONS OF COUNSEL REQUIRED IN CONNECTION WITH ANY TRANSFER SHALL BE BY COUNSEL REASONABLY ACCEPTABLE TO THE INDENTURE TRUSTEE.

EACH INVESTOR IN THIS CLASS A NOTE OR ANY INTEREST HEREIN WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (I) IT IS NOT, AND IS NOT DIRECTLY OR INDIRECTLY ACQUIRING THIS CLASS A NOTE FOR, ON BEHALF OF OR WITH ANY ASSETS OF, AN EMPLOYEE BENEFIT PLAN OR OTHER ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), OR A PLAN OR OTHER ARRANGEMENT SUBJECT TO ANY PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SUBSTANTIVELY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAW”) OR (II) ITS ACQUISITION AND HOLDING OF SUCH CLASS A NOTE OR ANY INTEREST THEREIN WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE, OR A VIOLATION OF SIMILAR LAW.

(e)           The purchaser of a Class A Note or any interest therein understands and agrees and is deemed to understand and agree by its acceptance of its Class A Note that the Class A Notes and related documentation may be amended or supplemented from time to time to modify the restrictions on and procedures for resales and other transfers of the Class A Notes to reflect any change in applicable law or regulation (or interpretation thereof) or in practice relating to the resale or transfer of restricted securities generally.

(f)            The Holders of the Class A Notes and all Note Owners of Class A Notes are bound by, and are deemed to have notice of, all provisions contained in the Indenture.

(g)           The purchaser of a Class A Note or any interest therein acknowledges and is deemed to acknowledge by its acceptance of such purchase that the Issuer and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations and agreements.  If the purchaser is acquiring any Class A Notes as a fiduciary or agent for one or more investor accounts, it represents that it has sole investment discretion with respect to each such account and that it has full power to make the foregoing acknowledgments, representations and agreements on behalf of each such account.

Section 2.16.        Restrictions on Transfers of Class B Notes.

(a)           The Class B Notes have not been and will not be registered under the Securities Act and no Class B Note or any interest therein may be reoffered, resold, pledged or otherwise transferred except as contemplated by the legend set forth in paragraph (b) below.  Every Class B Note presented or surrendered for registration of transfer or exchange shall be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee, duly executed by such Class B Noteholder or its attorney duly authorized in writing.

(b)           Each Class B Note shall bear a legend substantially to the following effect:

THIS CLASS B NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES OR “BLUE SKY” LAWS.  THE HOLDER HEREOF, BY PURCHASING THIS CLASS B NOTE, AGREES THAT THIS NOTE MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO AN AFFILIATE OF THE ISSUER, (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (3) IN RELIANCE ON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUBJECT TO THE ISSUER’S AND THE INDENTURE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM.  ANY NOTEHOLDER WILL, AND EACH SUBSEQUENT NOTEHOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO ABOVE.  THE ISSUER IS NOT OBLIGATED TO REGISTER THIS CLASS B NOTE UNDER THE SECURITIES ACT OR ANY STATE SECURITIES OR BLUE SKY LAWS.  NO TRANSFER OF THIS CLASS B NOTE SHALL BE PERMITTED TO THE EXTENT THAT SUCH TRANSFER WOULD RESULT IN MORE THAN 80 HOLDERS (WITHIN THE MEANING OF TREASURY REGULATION SECTION 1.7704-1(H)) OF CLASS B NOTES AND BENEFICIAL INTERESTS IN THE ISSUER IN THE AGGREGATE.  NO TRANSFER OF THIS CLASS B NOTE MAY BE MADE TO ANY PERSON (A “PASS-THROUGH ENTITY”) THAT IS A PARTNERSHIP (INCLUDING ANY OTHER ENTITY TREATED AS A PARTNERSHIP FOR INCOME TAX PURPOSES), S CORPORATION OR GRANTOR TRUST UNLESS SUCH PASS-THROUGH ENTITY IS ABLE TO REPRESENT THAT THIS CLASS B NOTE REPRESENTS LESS THAN 50% OF THE FAIR MARKET VALUE OF ALL ASSETS OF SUCH ENTITY.  NOTWITHSTANDING THE FOREGOING, NO TRANSFER OF THIS CLASS B NOTE SHALL BE MADE EXCEPT IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE AND IN THIS CLASS B NOTE.  TRANSFER OF THIS CLASS B NOTE IS SUBJECT TO ADDITIONAL TRANSFER RESTRICTIONS CONTAINED IN SECTION 2.16 OF THE INDENTURE.  EACH HOLDER OF THIS CLASS B NOTE AGREES THAT THIS CLASS B NOTE IS SUBJECT TO THE

PROVISIONS OF ARTICLE 8 OF THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ALL APPLICABLE JURISDICTIONS.

(c)           No Class B Note (or any interest therein) may be transferred (including, without limitation, by pledge or hypothecation) unless such transferee executes and delivers to the Issuer, the Insurer and the Indenture Trustee a transfer certificate certifying as to the items set forth in this Section 2.16; provided, however, that no such transferee may be, or may be directly or indirectly acquiring the Class B Notes for, on behalf of or with any assets of, an employee benefit plan or other arrangement subject to Title I of ERISA, a plan subject to Section 4975 of the Code, or a plan or other arrangement subject to any provisions under any federal, state, local, non-U.S. or other laws or regulations that are substantively similar to the foregoing provisions of ERISA or the Code.

Upon the transfer of any such Class B Note, the Issuer shall issue and the Indenture Trustee shall authenticate in the name of the transferee a new Class B Note of the same aggregate principal amount as the surrendered Class B Note.

(d)           No transfer of a Class B Note shall be permitted to the extent that such transfer would result in more than 80 Holders (within the meaning of Treasury Regulation Section 1.7704-1(h)) of Class B Notes and beneficial interests in the Issuer in the aggregate.  No transfer of a Class B Note may be made to any Person (a “Pass-Through Entity”) that is a partnership (including any other entity treated as a partnership for income tax purposes), S corporation or grantor trust unless such Pass-Through Entity is able to represent that the Class B Note represents less than 50% of the fair market value of all assets of such entity.  Notwithstanding the foregoing, no transfer of a Class B Note shall be made except in accordance with the restrictions set forth in the Indenture and in the form of Class B Note.

Section 2.17.        Regarding Owner Trustee.

The parties to this Indenture and each holder of a Note by its acceptance thereof expressly acknowledge and consent to Wells Fargo Delaware Trust Company, an affiliate of the Indenture Trustee, acting as Owner Trustee pursuant to the Trust Agreement.  The Indenture Trustee may discharge its functions hereunder and under the other Transaction Documents fully, without hindrance or regard to conflict of interest principles, duty of loyalty principles or other breach of fiduciary duties to the extent that any such conflict or breach arises from the performance by it of its express duties set forth in this Indenture, all of which defenses, claims or assertions are hereby expressly waived by the other parties hereto and each holder of a Note.

Article III

Covenants

Section 3.1.           Payment Covenant.

The Issuer shall duly and punctually pay the principal of and interest, if any, on the Notes in accordance with the terms of the Notes and this Indenture, which shall be paid pursuant to Section 3.5 of the Sale and Allocation Agreement.  Amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest (with respect to the Class A Notes)

and/or principal shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

Section 3.2.           Maintenance of Office or Agency.

The Issuer shall maintain in Minneapolis, Minnesota, an office or agency or appoint an agent located in Minneapolis, Minnesota where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served.  The Issuer hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes and the Indenture Trustee hereby accepts such appointment.  The Issuer shall give prompt written notice to the Indenture Trustee of the location, and of any change in the location, of any such office or agency.  If, at any time, the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

Section 3.3.           Money for Payments to be Held in Trust.

(a)           As provided in Section 8.2, all payments of amounts due and payable with respect to the Notes that are to be made from amounts withdrawn from the Trust Accounts shall be made on behalf of the Issuer by the Indenture Trustee or by another Paying Agent, and no amounts so withdrawn from the Trust Accounts shall be paid over to the Issuer, except as provided in this Section 3.3.

(b)           On or before each Payment Date and Redemption Date, the Issuer shall deposit or cause to be deposited in the applicable Note Payment Account an aggregate sum sufficient to pay the amounts then becoming due under the Notes, such sum to be held in trust for the benefit of the Persons entitled thereto, and (unless the Paying Agent is the Indenture Trustee) shall promptly notify the Indenture Trustee of its action or failure to so act.

(c)           The Issuer shall cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section 3.3, that such Paying Agent shall:

(i)            hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

(ii)           give the Indenture Trustee notice of any default by the Issuer (or any other obligor upon the Notes) of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

(iii)          at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

(iv)          immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for payment of the Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

(v)           comply with all requirements of the Code and any state or local tax law with respect to the withholding from any payments made by it on the Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

(d)           The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which such sums were held by such Paying Agent, and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

(e)           Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two (2) years after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request, and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense and direction of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than thirty (30) days from the date of such publication, any unclaimed balance of such money then remaining shall be repaid to the Issuer.  The Indenture Trustee shall also adopt and employ, at the expense and direction of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption in whole pursuant to Section 10.1 or whose right to or interest in monies due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent at the last address of record for each such Holder).

Section 3.4.           Existence.

The Issuer shall keep in full effect its existence, rights and franchises as a statutory trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other State or of the United States of America, in which case the Issuer shall keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and shall obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Collateral and each other instrument or agreement included in the Trust Estate.

Section 3.5.           Protection of Trust Estate.

The Issuer shall from time to time execute, if applicable, and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and shall take such other action necessary or advisable to:

(a)           maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof including, without limitation, the filing of any financing statement or any amendment to any existing financing statement necessitated by Section 3.8(d)(iv);

(b)           perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

(c)           enforce any of the Collateral; or

(d)           preserve and defend title to the Trust Estate and the rights of the Indenture Trustee, the Insurer and the Noteholders in the Trust Estate against the claims of all Persons.

The Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to execute upon a written instruction from the Issuer, the Insurer or Servicer any financing statement, continuation statement or other instrument required to be executed pursuant to this Section 3.5.

Section 3.6.           Opinions as to Trust Estate.

(a)           On the Closing Date, the Issuer shall deliver to the Indenture Trustee and the Insurer an Opinion of Counsel reasonably acceptable to such parties either stating that, in the opinion of such counsel, such action has been taken with respect to this Indenture and other requisite documents and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the first priority lien and security interest in favor of the Indenture Trustee, created by this Indenture and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

(b)           On or before March 31 of each year (commencing with the year 2006), the Issuer shall deliver to the Indenture Trustee and the Insurer an Opinion of Counsel acceptable to such parties either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or stating that, in the opinion of such counsel, no such action is necessary to maintain such lien and security interest.  Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that shall, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture until March 31 in the following year.

Section 3.7.           Performance of Obligations.

(a)           The Issuer shall not take any action and shall use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person’s material covenants or obligations under any instrument or agreement included in the Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in this Indenture and the other Transaction Documents.

(b)           The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Issuer’s Certificate shall be deemed to be action taken by the Issuer.  Initially, the Issuer has contracted with the Servicer and the Administrator to assist the Issuer in performing its duties under this Indenture as set forth in the Servicing Agreement and the Administration Agreement.

(c)           The Issuer shall punctually perform and observe all of its obligations and agreements contained in this Indenture, the other Transaction Documents to which it is a party and the instruments and agreements included in the Trust Estate, including, but not limited to, filing or causing to be filed all financing statements and continuation statements required to be filed under the Relevant UCC by the terms of this Indenture and the Servicing Agreement in accordance with and within the time periods provided for herein and therein.  Except as otherwise expressly provided therein, the Issuer shall not waive, amend, modify, supplement or terminate any Transaction Document or any provision thereof without the consent of the Indenture Trustee, the Insurer or the Noteholders evidencing not less than 51% of the Note Balance.

(d)           If the Issuer shall have knowledge of the occurrence of an Event of Servicing Termination under the Servicing Agreement, the Issuer shall promptly notify the Indenture Trustee, the Insurer and the Rating Agencies thereof and shall specify in such notice the action, if any, the Issuer is taking in respect of such default.  If an Event of Servicing Termination shall arise from the failure of the Servicer to perform any of its duties or obligations under the Servicing Agreement with respect to the Contracts, the Issuer shall take all reasonable steps available to it to remedy such failure.

(e)           [Reserved.]

(f)            Upon any termination of the Servicer’s rights and powers pursuant to Section 5.02 of the Servicing Agreement, the Issuer shall promptly notify the Indenture Trustee and the Insurer of such termination.  Upon any appointment of a Successor Servicer by the Issuer, the Issuer shall promptly notify the Indenture Trustee and the Insurer of such appointment, specifying in such notice the name and address of such Successor Servicer.

(g)           Without derogating from the absolute nature of the assignment granted to the Indenture Trustee under this Indenture or the rights of the Indenture Trustee hereunder, the Issuer shall not, without the prior written consent of the Insurer (if no Insurer Default shall have occurred and be continuing), the Indenture Trustee and the Holders of not less than 51% of the Class A Note Balance, amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, waiver, supplement, termination or surrender of, the terms of any Collateral (except to the extent otherwise permitted in the Servicing Agreement or the other Transaction Documents).

Section 3.8.           Negative Covenants.

If any Notes are Outstanding or the Insurer has not been paid all amounts owed to it, the Issuer shall not:

(a)           except as expressly permitted by this Indenture, the Trust Agreement, the Servicing Agreement, the Contribution Agreement or the Sale and Allocation Agreement, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Trust Estate, unless directed to do so by the Indenture Trustee with the prior written consent of the Insurer;

(b)           claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code or applicable state law) or assert any claim against any present or former Noteholder by reason of the payment of taxes levied or assessed upon the Issuer;

(c)           dissolve or liquidate in whole or in part;

(d)           (i) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (ii) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or encumber the Trust Estate or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics’ liens and other liens that arise by operation of law, in each case on any of the Financed Vehicles and arising solely as a result of an action or omission of the related Obligor), (iii) permit the lien of this Indenture not to constitute a valid first priority (other than as set forth in clause (ii)) security interest in the Trust Estate, or (iv) change its name, identity or state of organization in any manner that would make any financing statement or continuation statement filed with respect to it seriously misleading within the meaning of Section 9-507 of the Relevant UCC, or cause any financing statement or continuation statement filed with respect to it to be amended, without prior written notice to the Insurer and the Indenture Trustee;

(e)           engage in any activities other than issuing the Notes, financing, acquiring, owning, pledging and managing the Contracts as contemplated by the Servicing Agreement, the Trust Agreement, the Sale and Allocation Agreement, the Contribution Agreement and this Indenture and activities incidental to such activities; or

(f)            incur, assume or guarantee any indebtedness other than the indebtedness evidenced by the Notes or indebtedness otherwise permitted by the Servicing Agreement, the Trust Agreement, the Sale and Allocation Agreement, the Contribution Agreement and this Indenture.

Section 3.9.           Annual Statement as to Compliance.

On or before July 31 of each year (commencing with the year 2007), the Issuer shall deliver to the Indenture Trustee and the Insurer an Issuer’s Certificate stating, as to the Authorized Officer signing such Issuer’s Certificate, that:

(a)           a review of the activities of the Issuer during the preceding Fiscal Year (or, in the case of the Issuer’s Certificate to be delivered in the year 2007, during the period beginning on the Closing Date and ending on April 30, 2007) and of its performance under this Indenture has been made under such Authorized Officer’s supervision; and

(b)           to the best of such Authorized Officer’s knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such preceding Fiscal Year (or, in the case of the Issuer’s Certificate to be delivered in the year 2007, during the period beginning on the Closing Date and ending on April 30, 2007) or, if there has been a default in its compliance with any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

Section 3.10.        Issuer May Not Merge.

(a)           The Issuer shall not consolidate or merge with or into any other Person unless:

(i)            the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any state thereof and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee, and prior to the later of (A) the Final Note Payment Date of the Class A-4 Notes, and (B) the date on which all amounts due to the Insurer under all of the Transaction Documents have been paid in full and the due and punctual payment of the principal of and interest on all Class A Notes have been paid in full, in form satisfactory to the Insurer;

(ii)           immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

(iii)          the Rating Agency Condition shall have been satisfied with respect to such transaction;

(iv)          the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee and the Insurer) to the effect that such transaction will not have any material adverse tax consequence to the Trust, any Noteholder or any Certificateholder;

(v)           any action as is necessary to maintain the lien and security interest created by this Indenture, and the priority thereof, shall have been taken;

(vi)          if, prior to the later of (A) the Final Note Payment Date of the Class A-4 Notes and (B) the date on which all amounts due to the Insurer under all of the Transaction Document have been paid in full, the Insurer has given its prior written consent; and

(vii)         the Issuer shall have delivered to the Indenture Trustee and the Insurer an Issuer’s Certificate and an Opinion of Counsel each stating that such consolidation or merger and such supplemental indenture comply with this Section 3.10(a) and that all conditions precedent herein provided for relating to such transaction have been complied with.

(b)           Prior to the Final Note Payment Date of the Class A-4 Notes, the Issuer shall not convey or transfer all or substantially all of its properties or assets.

Section 3.11.        [Reserved].

Section 3.12.        Successor.

Upon any consolidation or merger of the Issuer in accordance with Section 3.10(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture and the other Transaction Documents with the same effect as if such Person had been named as the Issuer herein.

Section 3.13.        Servicer’s Obligation.

The Issuer shall cause the Servicer to comply with its obligations under the Sale and Allocation Agreement and the Servicing Agreement.

Section 3.14.        Guarantees, Loans, Advances and Other Liabilities.

Except as contemplated by the Notes, this Indenture and the other Transaction Documents, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another’s payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

Section 3.15.        Capital Expenditures.

The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty) except as may be expressly permitted by the Transaction Documents.

Section 3.16.        Restricted Payments.

The Issuer shall not, directly or indirectly, (a) make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Servicer, (b) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (c) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, (i) payments to the Servicer, the Indenture Trustee and the Owner Trustee as contemplated by, and to the extent funds are available for such purpose under, the Sale and Allocation Agreement, and (ii) payments to the Depositor Account with respect to the Certificate issued in accordance with the terms of the Trust Agreement, to the extent funds are available for such purpose pursuant to Section 3.5(d)(xi) of the Sale and Allocation Agreement.  The Issuer shall not, directly or indirectly, make payments to or distributions from the Collection Account except in accordance with the Sale and Allocation Agreement and the other Transaction Documents.

Section 3.17.        Notice of Events of Default.

The Issuer shall give the Indenture Trustee, the Insurer and the Rating Agencies prompt written notice of each Event of Default hereunder and each default on the part of the Seller or the Servicer of its obligations under the Sale and Allocation Agreement.

Section 3.18.        Removal of Administrator.

For so long as any Notes are Outstanding, the Issuer shall not remove the Administrator without cause unless the Rating Agency Condition shall have been satisfied in connection therewith and the Insurer has previously consented in writing.

Section 3.19.        Further Instruments and Acts.

Upon request of the Indenture Trustee or the Insurer, the Issuer shall execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

Section 3.20.        Rule 144A Information.

At any time when the Issuer is not subject to Section 13 or 15(d) of the Exchange Act and is not exempt from reporting pursuant to Rule 12g3-2(b) under the Exchange Act, upon the request of any Class A Noteholder or Note Owner of a Class A Note, the Issuer shall promptly furnish or cause to be furnished Rule 144A Information to such Noteholder or Note Owner or to a prospective purchaser of a Class A Note designated by such Class A Noteholder or Note Owner, in order to permit compliance by such Noteholder or Note Owner with Rule 144A in connection with the resale of such Class A Note.

Section 3.21.        Perfection Representations, Warranties and Covenants.

The perfection representation, warranties and covenants made by the Issuer and set forth on Schedule A hereto shall be part of this Indenture for all purposes.

Article IV

Satisfaction and Discharge

Section 4.1.           Satisfaction and Discharge of Indenture.

This Indenture shall cease to be of further effect with respect to the Notes except as to (a) rights of registration of transfer and exchange, (b) substitution of mutilated, destroyed, lost or stolen Notes, (c) rights of Noteholders to receive payments of principal thereof and interest thereon, (d) Sections 3.3, 3.4, 3.5, 3.8, 3.10, 3.12, 3.13, 3.15 and 3.16 and, (e) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section 6.7 and the obligations of the Indenture Trustee under Section 4.3), and (f) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Collateral securing the Notes and the Notes, when:

(i)            either

(A)          all Notes theretofore authenticated and delivered (other than (1) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.6 and (2) Notes for whose payment money has theretofore been irrevocably deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.3) have been delivered to the Indenture Trustee for cancellation and the Policy has expired and has been returned to the Insurer for cancellation; or

(B)           all Notes not theretofore delivered to the Indenture Trustee for cancellation have become due and payable and the Issuer has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee, in trust, cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date needed), in an amount sufficient to pay and discharge the entire indebtedness on each Class of Class A Notes when due its respective Final Note Payment Date or Redemption Date (if the Notes shall have been called for redemption pursuant to Section 10.1), as the case may be;

(ii)           the Issuer has paid or caused to be paid all other sums payable by the Issuer hereunder and under the Trust Agreement, the Servicing Agreement and the Sale and Allocation Agreement;

(iii)          the Issuer has delivered to the Indenture Trustee and the Insurer an Issuer’s Certificate, an Opinion of Counsel and (if required by the Indenture Trustee) an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of Section 11.1(a) and, subject to Section 11.2, each stating that all conditions precedent provided for in this Indenture relating to the satisfaction and discharge of this Indenture have been complied with; and

(iv)          the Issuer or the Servicer has delivered to the Indenture Trustee an Opinion of Counsel to the effect that the satisfaction and discharge of this Indenture pursuant to this Section 4.1 will not cause any Noteholder to be treated as having sold or exchanged any of its Notes for purposes of Section 1001 of the Code.

Section 4.2.           Satisfaction, Discharge and Defeasance of the Notes.

(a)           Upon satisfaction of the conditions set forth in subsection (b) below, the Issuer shall be deemed to have paid and discharged the entire indebtedness on all the Notes Outstanding, and the provisions of this Indenture, as it relates to such Notes, shall no longer be in effect (and the Indenture Trustee, at the expense of the Issuer, shall execute proper instruments acknowledging the same), except as to:

(i)            the rights of the Noteholders to receive, from the trust funds described in subsection (b)(i) hereof, payment of the principal of and interest on the Notes Outstanding at maturity of such principal or interest;

(ii)           the obligations of the Issuer with respect to the Notes under Sections 2.5, 2.6, 3.2 and 3.3;

(iii)          the obligations of the Issuer to the Indenture Trustee under Section 6.7; and

(iv)          the rights, powers, trusts and immunities of the Indenture Trustee hereunder and the duties of the Indenture Trustee hereunder.

(b)           The satisfaction, discharge and defeasance of the Notes pursuant to subsection (a) of this Section 4.2 is subject to the satisfaction of all of the following conditions:

(i)            the Issuer has deposited or caused to be deposited irrevocably (except as provided in Section 4.4) with the Indenture Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Noteholders, which, through the payment of interest and principal in respect thereof in accordance with their terms will provide, not later than one day prior to the due date of any payment referred to below, money in an amount sufficient, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Indenture Trustee, to pay and discharge the entire indebtedness on the Notes Outstanding, for principal thereof and interest thereon to the date of such deposit (in the case of Notes that have become due and payable) or to the maturity of such principal and interest, as the case may be;

(ii)           such deposit will not result in a breach or violation of, or constitute an event of default under, any Transaction Document or other agreement or instrument to which the Issuer is bound;

(iii)          no Event of Default has occurred and is continuing on the date of such deposit or on the ninety-first (91st) day after such date;

(iv)          the Issuer has delivered to the Indenture Trustee and the Insurer an Opinion of Counsel to the effect that the satisfaction, discharge and defeasance of the Notes pursuant to this Section 4.2 will not cause any Noteholder to be treated as having sold or exchanged any of its Notes for purposes of Section 1001 of the Code;

(v)           the Issuer has delivered to the Indenture Trustee an Issuer’s Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for in this Indenture relating to the defeasance contemplated by this Section 4.2 have been complied with; and

(vi)          all amounts then owing to the Insurer have been paid.

Section 4.3.           Application of Trust Money.

All monies deposited with the Indenture Trustee pursuant to Section 4.1 shall be held in trust and applied by the Indenture Trustee, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent, as the Indenture Trustee may determine, to the Noteholders for the payment or redemption of which such monies have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest, but such monies need not be segregated from other funds except to the extent required herein or in the Sale and Allocation Agreement or required by law.

Section 4.4.           Repayment of Monies Held by Paying Agent.

In connection with the satisfaction and discharge of this Indenture with respect to the Notes, all monies then held by any Paying Agent other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3.3, and thereupon such Paying Agent shall be released from all further liability with respect to such monies.

Section 4.5.           Continuing Obligations of Indenture Trustee.

It is understood that the Indenture Trustee shall remain obligated to perform its duties to make payments pursuant to Section 3.5(d) and Section 3.5(e) of the Sale and Allocation Agreement and Section 2.8 and Section 5.4(b) of this Indenture, notwithstanding anything to the contrary in this Article IV or elsewhere in this Indenture, until such time as all outstanding amounts have been paid pursuant to such sections.

Article V

Remedies

Section 5.1.           Events of Default.

“Event of Default” means the occurrence of any one of the following events (whatever the reason for such event and whether such event shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(a)           default in the payment of any interest on any Class A Note when the same becomes due and payable;

(b)           default in the payment of any principal due and payable on any Class of the Class A Notes when the same becomes due and payable on the Final Note Payment Date for such Class;

(c)           default in the observance or performance of any material covenant or agreement of the Issuer, the Depositor or the Seller made in the Transaction Documents (other than a covenant or agreement a default in the observance or performance of which is specifically dealt with elsewhere in this Section 5.1), and such default shall continue or not be cured for a period of thirty (30) days after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the Noteholders evidencing not less than 25% of the Class A Note Balance or the Insurer (provided that no Insurer Default shall have occurred and be continuing), a written notice specifying such default and requiring it to be remedied and stating that such notice is a notice of Default hereunder;

(d)           any representation or warranty of the Issuer, the Depositor or the Seller made in the Transaction Documents or in any certificate delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made, and the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or otherwise cured for a period of thirty (30) days after there shall have been given, by registered or certified mail, to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the Noteholders evidencing not less than 25% of the Class A Note Balance or the Insurer (provided that no Insurer Default shall have occurred and be continuing), a written notice specifying such incorrect representation or warranty and requiring it to be remedied and stating that such notice is a notice of Default hereunder;

(e)           the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Seller, the Issuer, the Depositor or any substantial part of the Trust Estate in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or ordering the winding-up or liquidation of the Issuer’s affairs, and such decree or order shall remain unstayed and in effect for a period of sixty (60) consecutive days;

(f)            the cessation of a valid perfected first priority security interest in the Contracts in favor of the Indenture Trustee which is not cured within the applicable cure period;

(g)           the merger or consolidation (including any conveyance transaction) of the Issuer with or into any Person regardless of the surviving entity, except as expressly permitted hereunder;

(h)           [Reserved];

(i)            the commencement by the Seller, the Depositor or the Issuer of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Seller, the Depositor or the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Seller, the Depositor or the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Seller, the Depositor or the Issuer or for any substantial part of the Trust Estate, or the making by the Seller, the Depositor or the Issuer of any general assignment for the benefit of creditors, or the failure by the Seller, the Depositor or the Issuer generally to pay its debts as such debts become due, or the taking of any action by the Seller, the Depositor or the Issuer in furtherance of any of the foregoing;

(j)            an Event of Servicing Termination shall have occurred under the Servicing Agreement;

(k)           the Seller shall have defaulted on any payment required to be made by it under any material credit agreement or other loan agreement pursuant to which it has borrowed money;

(l)            a draw shall be made under the Policy;

(m)          the Insurer shall have given notice that an Event of Default (as defined in the Insurance Agreement) has occurred and is continuing under the Insurance Agreement;

(n)           the average Delinquency Ratio for any three Collection Periods: (i) exceeds 5.20% during the period from January 2006 through August 2006; (ii) exceeds 6.25% during the period from September 2006 through January 2008; and (iii) exceeds 7.25% thereafter; and

(o)           the Cumulative Net Loss Rate for any Collection Period indicated in the following table shall exceed the percentage corresponding thereto:

Collection Period	Cumulative Net Loss Rate
January 2006	0.275%
February 2006	0.45%
March 2006	0.65%
April 2006	0.85%
May 2006	1.00%
June 2006	1.15%
July 2006	1.50%

Collection Period	Cumulative Net Loss Rate
August 2006	1.65%
September 2006	1.90%
October 2006	2.00%
November 2006	2.25%
December 2006	2.40%
January 2007	2.50%
February 2007	2.85%
March 2007	3.10%
April 2007	3.25%
May 2007	3.70%
June 2007	3.90%
July 2007	4.05%
August 2007	4.38%
September 2007	4.70%
October 2007	4.95%
November 2007	5.30%
December 2007	5.65%
January 2008	5.75%
February 2008	6.10%
March 2008	6.35%
April 2008	6.50%
May 2008	6.75%
June 2008	6.90%
July 2008	7.10%
August 2008	7.25%
September 2008	7.35%
October 2008	7.40%
November 2008	7.50%
December 2008	7.65%
January 2009	7.75%
February 2009	7.90%
March 2009	8.00%
April 2009	8.10%
May 2009	8.20%
June 2009	8.30%
July 2009	8.40%
August 2009	8.50%
September 2009	8.50%
October 2009	8.50%
November 2009	8.50%
December 2009 and thereafter	8.50%

provided, however, that, unless an Insurer Default shall have occurred and be continuing, neither the Indenture Trustee nor the Noteholders may declare an Event of Default under this Indenture.

The Issuer shall deliver to the Indenture Trustee, within five (5) days after the occurrence of any event that, with notice or the lapse of time or both, would become an Event of Default under clause (c) or (d), written notice of such Default in the form of an Issuer’s Certificate, the status of such Default and what action the Issuer is taking or proposes to take with respect to such Default.

Section 5.2.           Acceleration of Maturity; Rescission and Annulment.

(a)           If no Insurer Default shall have occurred and be continuing and if an Event of Default shall have occurred and be continuing, then the Insurer shall have the right, but not the obligation, upon prior written notice to each Rating Agency, to declare the Notes to be immediately due and payable by written notice to the Issuer, the Servicer and the Indenture Trustee, and upon any such declaration the unpaid principal amount of the Notes, together with accrued and unpaid interest on each Class of Class A Notes through the date of acceleration, shall become immediately due and payable and may direct the Indenture Trustee to exercise remedies provided under Section 5.4(a)(iv).  The Indenture Trustee shall have no discretion with respect to the acceleration of the Notes under the foregoing circumstances.  In the event of any such acceleration of the Notes, the Indenture Trustee shall continue to make claims under the Policy with respect to the Class A Notes in accordance with the terms thereof.

(b)           If an Insurer Default has occurred and is continuing and an Event of Default has occurred and is continuing, then and in every such case the Indenture Trustee or the Noteholders evidencing not less than 66 2/3% of the Class A Note Balance may, upon prior written notice to each Rating Agency, declare the Notes to be immediately due and payable by written notice to the Issuer (and to the Indenture Trustee if given by Class A Noteholders), and upon any such declaration the unpaid principal amount of the Notes, together with accrued and unpaid interest on each Class of Class A Notes through the date of acceleration, shall become immediately due and payable.

Notwithstanding the foregoing, upon the occurrence of an Event of Default specified in Section 5.1(i) with respect to the Issuer, the Notes shall become immediately due and payable, without declaration, notice or demand by or to any Person.

(c)           At any time after a declaration of acceleration of maturity has been made but before a judgment or decree for payment of the amount due has been obtained by the Indenture Trustee as hereinafter provided in this Article V, either (i) if the Class A Noteholders accelerated, the Class A Noteholders evidencing not less than 66 2/3% of the Class A Note Balance (with the prior written consent of the Insurer if the Insurer Default referred to in clause (b) above has been cured) or (ii) if the Insurer accelerated, the Insurer, by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

(A)          the Issuer has deposited with the Indenture Trustee a sum sufficient to pay all principal of and interest on the Notes and all other amounts that would be due hereunder as if the Event of Default giving rise to the declaration of the  acceleration had not occurred; and

(B)           all Events of Default, other than the nonpayment of the principal of the Class A Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12.

No such rescission shall affect any subsequent default or impair any right consequent thereto.

(d)           If an Event of Default has occurred and is continuing, the Insurer may (i) if the Notes have been accelerated in accordance with Section 5.2(a) or 5.2(b) and not rescinded pursuant to Section 5.2(c), elect to prepay all or any portion of the Class A Note Balance, plus accrued but unpaid interest thereon to the date of payment and (ii) terminate FISC as the servicer under the Servicing Agreement; provided, however, that the Insurer shall fulfill its obligations under the Policy.

Section 5.3.           Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.

(a)           If (i) default is made in the payment of any interest on any Class of Class A Notes when the same becomes due and payable, and such default continues for a period of five (5) Business Days, or (ii) default is made in the payment of the principal of any Class of Class A Notes when the same becomes due and payable, the Issuer shall pay to the Indenture Trustee, for the benefit of the applicable Noteholders, the amount then due and payable on such Class of Class A Notes for principal and, if applicable, interest, with interest upon the overdue principal at the applicable Note Rate and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest at the applicable Note Rate and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel and other amounts due and owing to the Indenture Trustee pursuant to Section 6.7.

(b)           If the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, may with the written consent of the Insurer (provided that no Insurer Default shall have occurred and be continuing), and shall, at the direction of the Insurer (provided that no Insurer Default shall have occurred and be continuing), institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or any other obligor upon the Notes and collect in the manner provided by law out of the property of the Issuer or such other obligor, wherever situated, the monies adjudged or decreed to be payable.

(c)           If an Event of Default occurs and is continuing, the Indenture Trustee may, as more particularly provided in Section 5.4, in its discretion, proceed to protect and enforce its rights and the rights of the Noteholders and the Insurer by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

(d)           If there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or if a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or if there shall be pending any other comparable judicial Proceedings relative to the Issuer or any other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section 5.3, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

(i)            to file and prove a claim or claims for the whole amount of principal and interest, if any, owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and all other amounts due and owing to the Indenture Trustee pursuant to Section 6.7) and of the Noteholders allowed in such Proceedings;

(ii)           unless prohibited by applicable law and regulations, to vote on behalf of the Noteholders in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

(iii)          to collect and receive any monies or other property payable or deliverable on any such claims and to pay all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf; and

(iv)          to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Noteholders allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of the Noteholders to make payments to the Indenture Trustee and, in the event that the Indenture Trustee shall consent to the making of payments directly to the Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and all other amounts due and owing to the Indenture Trustee pursuant to Section 6.7.

(e)           Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

(f)            All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Noteholders.

(g)           In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Noteholders, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

Section 5.4.           Remedies.

(a)           If an Event of Default has occurred and is continuing, the Indenture Trustee shall, at the direction of the Insurer (if no Insurer Default has occurred and is continuing), or at the direction of the Class A Noteholders evidencing not less than 66 2/3% of the Class A Note Balance (if an Insurer Default has occurred and is continuing), take one or more of the following actions as so directed (subject to Section 5.5):

(i)            institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Class A Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon the Notes monies adjudged due;

(ii)           institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

(iii)          exercise any remedies of a secured party under the Relevant UCC and take any other appropriate action under applicable law to protect and enforce the rights and remedies of the Indenture Trustee and the Class A Noteholders; or

(iv)          sell the Trust Estate or any portion thereof or rights or interest therein at one or more public or private sales called and conducted in any manner permitted by law;

provided, however, that the Indenture Trustee may not sell or otherwise liquidate the Trust Estate following an Event of Default unless: (A) if no Insurer Default has occurred and is continuing, the Insurer so directs or consents thereto; or if an Insurer Default has occurred, 100% of the Holders of the Class A Notes (excluding Class A Notes held by the Depositor, the Seller, the Servicer or any of their respective Affiliates) consent thereto; (B) the proceeds of such sale or liquidation are sufficient to pay in full the Class A Note Balance and all accrued but unpaid interest on the outstanding Class A Notes and all amounts due to the Insurer under the Insurance

Agreement and the Policy; (C) if an Insurer Default has occurred and is continuing, the Indenture Trustee determines that the Trust Estate will not continue to provide sufficient funds for the payment of principal of and interest on each Class of Class A Notes as they would have become due if the Class A Notes had not been declared due and payable, and the Indenture Trustee obtains the consent of the Class A Noteholders evidencing not less than 66 2/3% of the Class A Note Balance (excluding Class A Notes held by the Depositor, the Seller, the Servicer or any of their respective Affiliates), or (D) if no Insurer Default has occurred or is continuing, the Insurer makes the determination specified in clause (C) and consents.  In determining such sufficiency or insufficiency with respect to clauses (B) and (C) above, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

(b)           (X) If the Indenture Trustee collects any money or property pursuant to this Section 5.4 or (Y) if the Notes have been accelerated in accordance with Section 5.2, the Indenture Trustee shall, in the case of clause (X) from such money or property, or in the case of clause (Y) from all funds available to it, pay such amounts in the following order of priority:

(i)            to the Back-up Servicer, the Indenture Trustee, the Custodian and the Owner Trustee, in its individual capacity, respectively, any unpaid or unreimbursed fees and any out-of-pocket expenses (including, but not limited to, attorneys’ fees and transition expenses); provided that such expenses shall not exceed $50,000 in the aggregate per year and $100,000 in the total aggregate;

(ii)           to the Servicer, all amounts due to the Servicer as compensation pursuant to Sections 2.08 and 2.11 of the Servicing Agreement;

(iii)          to the Class A Note Payment Account, all accrued but unpaid interest on each Class of Class A Notes, to be paid in accordance with Section 2.8(f)(i);

(iv)          to the Insurer, any insurance premiums due and payable to the Insurer;

(v)           to the Class A Note Payment Account, the aggregate outstanding principal balance of the Class A Notes, to be paid in accordance with Section 2.8(f)(i);

(vi)          to the Insurer, any unreimbursed payments under the Policy plus accrued interest on any such payments at the rate set forth in the Insurance Agreement and any other amounts due the Insurer under the Insurance Agreement and the Policy;

(vii)         to the Servicer (so long as First Investors Servicing Corporation is not the Servicer), any and all unpaid expenses incurred in connection with the re-titling of the Financed Vehicles;

(viii)        to the Class B Note Payment Account, the outstanding principal balance of the Class B Notes, to be paid in accordance with Section 2.8(f)(ii);

(ix)           to the Back-up Servicer, the Servicer, the Insurer, the Indenture Trustee, the Custodian and the Owner Trustee, in its individual capacity, respectively, any other amounts due and unpaid to such party under this Indenture and the other Transaction Documents; and

(x)            to the Depositor Account any remaining amounts for distribution in accordance with Section 5.2 of the Trust Agreement.

The Indenture Trustee may fix a record date and payment date for any payment to Noteholders pursuant to this Section 5.4.  At least fifteen (15) days before such record date, the Issuer shall mail to each Noteholder and the Indenture Trustee a notice that states the record date, the payment date and the amount to be paid.

(c)           When the Class A Notes have been paid in full, including all accrued and unpaid interest owing thereon, all amounts owing the Insurer have been paid in full and the Policy has been returned for cancellation, the rights of the Class A Noteholders under this Indenture and any other Transaction Document, including, without limitation, with rights with respect to the Trust Estate, shall automatically vest in the Class B Noteholders.

Section 5.5.           Optional Preservation of the Contracts.

If the Notes have been declared to be due and payable under Section 5.2 following an Event of Default, and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee shall, at the direction of the Insurer (if no Insurer Default has occurred and is continuing), or at the direction of the Class A Noteholders evidencing not less than 66 2/3% of the Class A Note Balance (if an Insurer Default has occurred and is continuing), maintain possession of the Trust Estate and apply proceeds as if there had been no declaration of acceleration; provided, however, that the Total Available Funds shall be applied in accordance with such declaration of acceleration in the manner specified in Sections 3.5(d), (e), (f) and (g) of the Sale and Allocation Agreement.  It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and, if applicable, interest on the Notes, and the Indenture Trustee shall take such desire into account when determining whether or not to maintain possession of the Trust Estate.  In determining whether to maintain possession of the Trust Estate, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

Section 5.6.           Limitation of Suits.

No Holder of any Note shall have any right to institute any Proceeding with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

(a)           such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

(b)           the Noteholders evidencing not less than 25% of the Class A Note Balance have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

(c)           such Holder or Holders have offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in complying with such request;

(d)           the Indenture Trustee for sixty (60) days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceedings;

(e)           no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Noteholders evidencing not less than 51% of the Class A Note Balance; and

(f)            an Insurer Default has occurred and is continuing.

It is understood and intended that no one or more Noteholders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Noteholders or to obtain or to seek to obtain priority or preference over any other Noteholders or to enforce any right under this Indenture, except in the manner herein provided.

In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Noteholders, each evidencing less than 51% of the Class A Note Balance, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

Section 5.7.           Unconditional Rights of Noteholders to Receive Principal and Interest.

Notwithstanding any other provisions in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and, with respect to the Class A Notes, interest, if any, on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture (or, in the case of redemption, on or after the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

Section 5.8.           Restoration of Rights and Remedies.

If the Indenture Trustee, the Insurer or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee, the Insurer or such Noteholder, then and in every such case the Issuer, the Indenture Trustee, the Insurer and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

Section 5.9.           Rights and Remedies Cumulative Rights.

No right or remedy herein conferred upon or reserved to the Indenture Trustee, the Insurer or the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise.  The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 5.10.        Delay or Omission Not a Waiver.

No delay or omission of the Indenture Trustee, the Insurer or any Holder of any Note to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or any acquiescence therein.  Every right and remedy given by this Article V or by law to the Indenture Trustee, the Insurer or the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee, the Insurer or the Noteholders, as the case may be.

Section 5.11.        Control by Noteholders.

The Class A Noteholders evidencing not less than 51% of the Class A Note Balance shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided, however, that:

(a)           such direction shall not be in conflict with any rule of law or with this Indenture;

(b)           subject to the express terms of Section 5.4, any direction to the Indenture Trustee to sell or liquidate the Trust Estate shall be by the Class A Noteholders evidencing not less than 100% of the Class A Note Balance;

(c)           if the conditions set forth in Section 5.5 have been satisfied and the Indenture Trustee elects to retain the Trust Estate pursuant to such section, then any direction to the Indenture Trustee by the Noteholders evidencing less than 100% of the Class A Note Balance to sell or liquidate the Trust Estate shall be of no force and effect;

(d)           the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction; and

(e)           an Insurer Default shall have occurred and is continuing.

Notwithstanding the rights of Noteholders set forth in this Section 5.11, subject to Section 6.1, the Indenture Trustee need not take any action that it reasonably believes might involve it in costs, expenses and liabilities for which it will not be adequately indemnified or might materially and adversely affect the rights of any Class A Noteholders not consenting to such action.

Section 5.12.        Waiver of Past Defaults.

Prior to the declaration of the acceleration of the maturity of the Class A Notes as provided in Section 5.2, the Insurer (if no Insurer Default shall have occurred and be continuing) or the Noteholders evidencing not less than 51% of the Class A Note Balance, with the consent of the Insurer (if no Insurer Default shall have occurred and be continuing), may waive any past Default or Event of Default and its consequences except a Default or Event of Default (a) in the payment of principal of or interest on any Class of Class A Notes or (b) in respect of a covenant or provision hereof that cannot be amended, supplemented or modified without the consent of all the Holders.  Upon any such waiver, the Issuer, the Indenture Trustee, the Insurer and the Holders shall be restored to their former positions and rights hereunder, respectively, but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.  Upon any such waiver, such Default or Event of Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

Section 5.13.        Undertaking for Costs.

All parties to this Indenture agree, and each Holder of any Note by such Holder’s acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided, however, that the provisions of this Section 5.13 shall not apply to (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by any Noteholder or group of Noteholders, in each case holding Notes evidencing in the aggregate more than 10% of the Class A Note Balance or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or, with respect to the Class A Notes, interest on any Note on or after the respective due dates expressed in such Note and in this Indenture (or, in the case of redemption, on or after the Redemption Date).

Section 5.14.        Waiver of Stay or Extension Laws.

The Issuer covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture, and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 5.15.        Action on Notes.

The Indenture Trustee’s right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture.  Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer.  Any money or property collected by the Indenture Trustee shall be applied in accordance with Section 5.4(b).

Section 5.16.        Performance and Enforcement of Certain Obligations.

(a)           Promptly following a request from the Indenture Trustee to do so, and at the Administrator’s expense, the Issuer shall take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by the Servicer of its obligations to the Issuer under or in connection with the Sale and Allocation Agreement or by the Seller and the Issuer of each of its obligations under or in connection with the Servicing Agreement, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Sale and Allocation Agreement to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default on the part of the Seller or the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Seller or the Servicer of each of their obligations under the Sale and Allocation Agreement.

(b)           If an Event of Default has occurred and is continuing, the Indenture Trustee may with prior written consent of the Insurer (provided that no Insurer Default has occurred and is continuing), and at the direction (which direction shall be in writing or by telephone (confirmed in writing promptly thereafter)) of the Class A Noteholders evidencing not less than 66 2/3% of the Class A Note Balance (with the prior written consent of the Insurer, or, at the direction of the Insurer, in each case provided that no Insurer Default has occurred and is continuing) shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Servicer under or in connection with the Sale and Allocation Agreement or against the Servicer under or in connection with the Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by the Seller or the Servicer, as the case may be, of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Sale and Allocation Agreement or the Servicing Agreement, as the case may be, and any right of the Issuer to take such action shall be suspended.

Article VI

The Indenture Trustee

Section 6.1.           Duties of Indenture Trustee.

(a)           If an Event of Default has occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise of those rights and powers as a prudent person would exercise or use under the circumstances in the conduct of such Person’s own affairs.

(b)           Except upon the occurrence and during the continuation of an Event of Default:

(i)            the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

(ii)           in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and, if required by the terms of this Indenture, conforming to the requirements of this Indenture; provided, however, that the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

(c)           The Indenture Trustee may not be relieved from liability for its own negligent action, its own gross negligent failure to act or its own willful misconduct, except that:

(i)            this paragraph does not limit the effect of paragraph (b) of this Section 6.1;

(ii)           the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

(iii)          the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.11.

(d)           Every provision of this Indenture that in any way relates to the Indenture Trustee is subject to paragraphs (a), (b), (c) and (g) of this Section 6.1.

(e)           The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

(f)            Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Sale and Allocation Agreement.

(g)           No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers hereunder if the Indenture Trustee shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it.

(h)           Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section 6.1.

(i)            The Indenture Trustee shall not be charged with knowledge of any Event of Default unless either (i) a Responsible Officer shall have actual knowledge of such Event of Default or (ii) written notice of such Event of Default shall have been given to the Indenture Trustee in accordance with the provisions of this Indenture.

Section 6.2.           Rights of Indenture Trustee.

(a)           The Indenture Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper Person.

(b)           Before the Indenture Trustee acts or refrains from acting, it may require an Issuer’s Certificate or an Opinion of Counsel.  The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on an Issuer’s Certificate or Opinion of Counsel unless it is proved that the Indenture Trustee was negligent in such reliance.

(c)           The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

(d)           The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that such action or omission by the Indenture Trustee does not constitute willful misconduct, negligence or bad faith.

(e)           The Indenture Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

(f)            The Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Noteholders pursuant to this Indenture, unless such Noteholders shall have offered to the Indenture Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

(g)           The Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Indenture Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Indenture Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, personally or by agent or attorney.

(h)           Except where the Transaction Documents specifically state otherwise, the Indenture Trustee, provided it has sent out notices in accordance with the applicable Transaction

Document and is otherwise acting in accordance with the Transaction Documents, may act as directed by the majority of the outstanding Noteholders responding in writing to such request for amendment or written direction; provided, however, that the Noteholders representing at least 51% of the Class A Note Balance as of the time such voting response is due back to the Indenture Trustee must have responded in writing to the Indenture Trustee’s notice to amend or for written direction.  In addition, the Indenture Trustee shall not have any liability to any Noteholder or Note Owner with respect to any action taken pursuant to such notice if the Noteholder or Note Owner does not respond to such notice within the time period set forth in such notice.  By acceptance of a Note, each Noteholder and Note Owner is deemed to agree to the foregoing provisions.

Section 6.3.           Individual Rights of Indenture Trustee.

The Indenture Trustee, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee.  Any Paying Agent, Note Registrar, co-registrar or co-paying agent hereunder may do the same with like rights.

Section 6.4.           Indenture Trustee’s Disclaimer.

The Indenture Trustee (a) shall not be responsible for, and makes no representation as to, the validity or adequacy of this Indenture or the Notes and (b) shall not be accountable for the Issuer’s use of the proceeds from the Notes or responsible for any statement of the Issuer in this Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee’s certificate of authentication.

Section 6.5.           Notice of Default.

If a Default occurs and is continuing and if it is known to a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall mail to each Noteholder notice of such Default within ninety (90) days after it occurs.  Except in the case of a Default in payment of principal of or interest, as applicable, on any Note (including payments pursuant to the mandatory redemption provisions of such Note), the Indenture Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Noteholders.

Section 6.6.           Reports by Indenture Trustee to Holders.

(a)           The Indenture Trustee shall deliver, within a reasonable period of time after the end of each calendar year, to each Person who at any time during such calendar year was a Noteholder, such information as may be required to enable such Person to prepare its federal and state income tax returns.

(b)           The Indenture Trustee shall deliver, within a reasonable period of time after the end of each calendar year, to all Noteholders and the Insurer a brief report relating to (i) its eligibility and qualification to continue as Indenture Trustee pursuant to the terms of this Indenture, (ii) any amounts advanced by it under this Indenture, (iii) the amount, interest rate and maturity date of any material indebtedness owing by the Issuer to the Indenture Trustee in its individual capacity, (iv) the property and funds physically held by the Indenture Trustee and (v) any action taken by the Indenture Trustee that materially affects the Notes which has not been previously reported.

Section 6.7.           Compensation and Indemnity.

(a)           The Issuer shall pay to the Indenture Trustee from time to time reasonable compensation for its services in accordance with Section 3.5(d) of the Sale and Allocation Agreement and the Indenture Trustee Fee Letter and, to the extent such amounts are not promptly paid by the Issuer, the Issuer shall cause the Administrator to pay such amounts in accordance with the Administration Agreement.  The Indenture Trustee’s compensation shall not be limited by any law on compensation of a trustee of an express trust.  The Issuer shall, or shall cause the Administrator to, reimburse the Indenture Trustee for all expenses reasonably incurred or made by it, including costs of collection, in addition to the compensation for its services; provided, however, that neither the Issuer nor the Administrator need reimburse the Indenture Trustee for any expense incurred through the Indenture Trustee’s willful misconduct, negligence, or bad faith.  Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Indenture Trustee’s agents, counsel, accountants and experts.  The Issuer shall, or shall cause the Administrator to, indemnify the Indenture Trustee and the Custodian against any and all loss, liability or expense (including attorneys’ fees) (collectively, together with the amounts specified as “Losses” in Section 6A.3(d), the “Losses”) incurred by it in connection with the administration of this trust and the performance of its duties hereunder; provided, however, that neither the Issuer nor the Administrator need indemnify the Indenture Trustee or the Custodian for any such loss, liability or expense incurred through the Indenture Trustee’s or Custodian’s willful misconduct, negligence, or bad faith, as applicable.  The Indenture Trustee or Custodian shall notify the Issuer and the Administrator promptly of any claim for which it may seek indemnity.  Any failure by the Indenture Trustee or the Custodian to so notify the Issuer and the Administrator shall not, however, relieve the Issuer or the Administrator of its obligations hereunder.  The Issuer shall, or shall cause the Servicer to, defend any such claim, and the Indenture Trustee or the Custodian, as applicable, may have separate counsel and the Issuer shall, or shall cause the Servicer to, pay the fees and expenses of such counsel.  Notwithstanding the foregoing, Losses shall be paid pursuant to this Section 6.7 by the Issuer solely from amounts in excess of funds necessary to pay all outstanding interest and principal due to the Noteholders and all other amounts payable in accordance with the priorities set forth in Section 3.5(d) of the Sale and Allocation Agreement and shall in any case be nonrecourse as to the Issuer and, to the extent funds are not so available to pay any Losses when due and owing, the claims relating thereto shall not constitute a claim (as defined in Section 101 of Title 11 of the United States Bankruptcy Code) against the Issuer but shall continue to accrue.  Each party hereto agrees that the payment of any claim of any such party in respect of Losses payable by the Issuer shall be subordinated to the payment in full of all outstanding interest and principal due to each Class of Class A Noteholders.

(b)           Notwithstanding the foregoing, the Indenture Trustee and the Custodian will not be liable:

(i)            for any error of judgment made by it in good faith unless it is proved that the Indenture Trustee or the Custodian, as applicable, was negligent in ascertaining the pertinent facts;

(ii)           for any action it takes or omits to take in good faith in accordance with directions received by it from the requisite percentage of Noteholders in accordance with the terms herein or in the other applicable Transaction Documents; or

(iii)          for interest on any money received by the Indenture Trustee except as the Indenture Trustee and the Issuer may agree in writing.

(c)           The Issuer’s payment obligations to the Indenture Trustee pursuant to this Section 6.7 shall survive the resignation or removal of the Indenture Trustee and the discharge of this Indenture.  When the Indenture Trustee incurs expenses after the occurrence of a Default specified in Section 5.1(e) or (i) with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

Section 6.8.           Replacement of Indenture Trustee.

(a)           No resignation or removal of the Indenture Trustee, and no appointment of a successor Indenture Trustee, shall become effective until either (i) the acceptance of appointment by the successor Indenture Trustee acceptable to the Insurer and payment of fees and expenses owed to the outgoing Indenture Trustee pursuant to this Section 6.8 and Section 6.7 or (ii) the Notes have been paid and discharged in full in accordance with Section 4.2 of this Indenture and all amounts received, if any, in connection with the payment and discharge of the Notes have been distributed to the Noteholders.  The Indenture Trustee may resign at any time by so notifying the Issuer and the Insurer.  The Insurer, provided an Insurer Default shall not have occurred and be continuing, or the Noteholders evidencing not less than 51% of the Class A Note Balance (with the prior written consent of the Insurer (provided that no Insurer Default has occurred and is continuing)) may remove the Indenture Trustee without cause by so notifying the Indenture Trustee and the Issuer and shall appoint a successor Indenture Trustee.  The Issuer shall remove the Indenture Trustee if:

(A)          the Indenture Trustee fails to comply with Section 6.10;

(B)           an Insolvency Event occurs with respect to the Indenture Trustee;

(C)           a receiver or other public officer takes charge of the Indenture Trustee or its property; or

(D)          the Indenture Trustee otherwise becomes incapable of acting.

If (a) the Indenture Trustee resigns or is removed, (b) the Class A Noteholders fail to appoint a successor Indenture Trustee acceptable to the Insurer (provided that no Insurer Default has occurred and is continuing) following the removal of the Indenture Trustee without cause or (c) if a vacancy exists in the office of Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint a successor Indenture Trustee acceptable to the Insurer (provided that no Insurer Default has occurred and is continuing).

(b)           Any successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee, the Insurer and the Issuer.  Upon delivery of such written acceptance, the resignation or removal of the retiring Indenture Trustee shall become effective and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture.  The successor Indenture Trustee shall mail a notice of its succession to the Noteholders.  The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

(c)           If a successor Indenture Trustee does not take office within sixty (60) days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer or the Noteholders evidencing not less than 51% of the Class A Note Balance may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.  If the Indenture Trustee fails to comply with Section 6.10, any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

(d)           Notwithstanding the replacement of the Indenture Trustee pursuant to this Section 6.8, the Issuer’s and the Administrator’s obligations under Section 6.7 shall continue for the benefit of the retiring Indenture Trustee.

Section 6.9.           Successor Indenture Trustee.

(a)           If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation or banking association without any further act shall be the successor Indenture Trustee; provided, however, that such corporation or banking association must be otherwise qualified and eligible under Section 6.10.  The Indenture Trustee shall provide the Rating Agencies and the Insurer with prior written notice of any such transaction.

(b)           If at the time such successor or successors by consolidation, merger or conversion to the Indenture Trustee shall succeed to the trusts created by this Indenture, any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee and deliver such Notes so authenticated, and in case at that time any of the Notes shall not have been authenticated, any such successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor trustee or in the name of the successor to the Indenture Trustee.  In all such cases such certificates shall have the full force which the Notes or this Indenture provide that the certificate of the Indenture Trustee shall have.

Section 6.10.        Eligibility; Disqualification.

(a)           Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust Estate may at the time be located, the Indenture Trustee shall have the power and may execute and deliver an instrument to appoint one or more Persons to act as a co-trustee or co-trustees, jointly with the Indenture Trustee, or separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Trust Estate, or any part hereof, and, subject to the other provisions of this Section 6.10, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable.  No co-trustee or separate trustee under this Indenture shall be required to meet the terms of eligibility as a successor trustee under this Section 6.10 and no notice of the appointment of any co-trustee or separate trustee shall be required under Section 6.8.

(b)           Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i)            all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee shall not be authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

(ii)           no trustee under this Indenture shall be personally liable by reason of any act or omission of any other trustee under this Indenture; and

(iii)          the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

(c)           Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees as effectively as if given to each of them.  Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VI.  Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee.  Each such instrument shall be filed with the Indenture Trustee.

(d)           Any separate trustee or co-trustee may at any time constitute the Indenture Trustee its agent or attorney-in-fact with full power and authority, to the extent permitted by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name.  If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

(e)           The Indenture Trustee or its parent shall have a combined capital, surplus and undivided profits of at least $50,000,000 as set forth in its most recent published annual report of condition and shall have a long-term debt rating of investment grade by each of the Rating Agencies or shall otherwise be acceptable to each of the Rating Agencies and the Insurer (provided that no Insurer Default has occurred and is continuing).

Article VI-A

Section 6A.1         Possession of Contract Files by the Custodian.

(a)           The Issuer hereby covenants and agrees with the Indenture Trustee to deliver or cause to be delivered to the Custodian all Contract Files (i) related to Contracts sold to the Issuer on the Closing Date no later than the Closing Date and (ii) related to Contracts sold to the Issuer on an Additional Contract Purchase Date, no later than such Additional Contract Purchase Date.  The Custodian shall continuously hold the Contract Files (i) in trust for, and as bailee of, the Indenture Trustee and as bailee for the Issuer for purposes of establishing the Issuer’s ownership thereof, (ii) for purposes of perfecting the Indenture Trustee’s security interest therein, to the extent available under applicable law, for the benefit of the Noteholders and the Insurer, and establishing the Issuer’s ownership thereof subject to such security interest, (iii) to restrict the possession thereof by any other person except as permitted in accordance with the terms of this Article VI-A, and (iv) subject to and in accordance with the terms and provisions of this Article VI-A.

(b)           Subject to the terms and conditions hereof, the Indenture Trustee and the Issuer hereby appoint Wells Fargo Bank, National Association, as Custodian, and Wells Fargo Bank, National Association hereby accepts such appointment, to act as custodian and bailee of the Issuer and the Indenture Trustee, for the benefit of the Noteholders and the Insurer, for purposes of Article 9 of the Relevant UCC, to maintain custody of the Contract Files until the Servicer shall have delivered a release with respect to any such Contract Files in accordance with the terms of the Servicing Agreement.

(c)           The Custodian will promptly report to the Indenture Trustee and the Insurer any failure on its part to hold the Contract Files as herein provided and promptly take appropriate action to remedy any such failure.

(d)           The Custodian shall (i) maintain in effect a fidelity bond and errors and omissions insurance, affording coverage to such employees, directors, officers and other Persons acting on the Custodian’s behalf and in an amount customary for custodians of automobile loans similar to the Contracts or (ii) self-insure at levels and in a manner acceptable to the Insurer.

(e)           All Contract Files held by the Custodian under this Indenture shall be placed by the Issuer in a separate file for each Contract File, properly fastened or secured.

(f)            At the time of delivery by or on behalf of the Issuer to the Custodian of any Contract File or other documents related to a Contract, the Issuer shall also deliver a list in an electronic format acceptable to the Custodian (the “File Number List”) of Contract File numbers (the “File Numbers”).  The Custodian shall check the File Numbers of the Contract Files delivered pursuant to this Indenture and certify to the Seller, the Insurer, the Issuer and the

Indenture Trustee in writing within 48 hours after delivery of the File Number List, that it has received all the Contract Files corresponding to the File Number List.  If upon examination of the Contract Files, the Custodian determines that it does not have all the Contract Files on the File Number List, the Custodian shall promptly give written notice of the same to the Indenture Trustee, the Insurer, the Issuer and the Seller.

(g)           Without any limitation of Section 6A.1(a) or (b) hereof, following the Custodian’s receipt of each Contract File, the Custodian shall retain possession and custody thereof, subject to the terms of this Indenture, for the exclusive benefit of, in trust for, and as bailee of, the Indenture Trustee and for purposes (i) of perfecting the Indenture Trustee’s security interest therein, to the extent available under applicable law, for the benefit of the Noteholders and the Insurer and as bailee of the Issuer for purposes of establishing the Issuer’s ownership thereof and (ii) of restricting the possession thereof by any person except as permitted in accordance with the terms of this Article, until and unless such security interest in any Contract File is released pursuant to the terms of Section 6A.2 hereof.  Upon such receipt the Custodian shall also make appropriate notations in the Custodian’s books and records reflecting that the Contract File has been pledged to the Indenture Trustee for the benefit of the Noteholders and the Insurer and that the Indenture Trustee has acquired and holds a security interest therein.  Notwithstanding any other provisions of this Indenture, the Custodian shall not at any time exercise or seek to enforce any claim, right or remedy, including any statutory or common law rights of set-off, that it might otherwise have against all or any of the Contract Files or related documents or the proceeds thereof.

Section 6A.2         Release of Contract Files by the Custodian.

(a)           The Custodian shall promptly release any Contract File then held by it to the Servicer upon receipt of (i) a written request for release of such Contract File signed by an Authorized Representative of the Servicer in the form attached hereto as Exhibit D or (ii) an email request by an Authorized Representative of the Servicer containing the information described in Exhibit D, followed by a signed copy of such Exhibit D; provided, however, that the Custodian shall be deemed to have received proper instructions with respect to the Contract Files upon its receipt of such a written or emailed request from an Authorized Representative of the Servicer.  “Authorized Representative of the Servicer” shall mean an individual certified by the Secretary of the Servicer as an individual who is authorized to give instructions to the Custodian as set forth on a certificate delivered to the Custodian, the Issuer, the Insurer and the Indenture Trustee on the Closing Date or on any such subsequent certificate delivered to the Custodian, the Issuer, the Insurer and the Indenture Trustee.

(b)           The Custodian shall promptly deliver to the Indenture Trustee or its designee any or all Contract Files in the Custodian’s custody upon the written request of an Authorized Officer of the Indenture Trustee.  The Indenture Trustee shall provide the Issuer, the Insurer and the Servicer with a copy of any such request delivered to the Custodian.  Written instructions as to the method of shipment and shipper(s) the Custodian is directed to utilize in connection with the delivery of Contract Files in the performance of the Custodian’s duties hereunder shall be delivered by the Indenture Trustee to the Custodian prior to any shipment of Contract Files pursuant to the request of Indenture Trustee hereunder.  The Indenture Trustee will arrange for the provision of such services at the cost and expense of the Issuer (or, at the Custodian’s option the Custodian shall be reimbursed by the Issuer for all costs and expenses incurred by the Custodian consistent with such instructions (it being understood that any such reimbursement shall be paid in accordance with the priorities set forth in Section 3.5(d) of the Sale and Allocation Agreement)) and will maintain such insurance against loss or damage to the Contract Files as the Indenture Trustee and the Servicer reasonably deem appropriate.  “Authorized Officer of the Indenture Trustee” shall mean an officer certified by the Secretary of the Indenture Trustee as an officer who is authorized to give instructions to the Custodian as set forth on a certificate delivered to the Custodian, the Issuer and the Insurer on the Closing Date or on any such subsequent certificate delivered to the Custodian, the Issuer and the Insurer.

Section 6A.3         Regarding the Custodian.

(a)           The Custodian undertakes to perform only such duties as are expressly set forth herein.

(b)           The Custodian may rely and shall be protected in acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties.  The Custodian shall be under no duty to inquire into or investigate the validity, accuracy or content of any such document.  The Custodian shall have no duty to verify the authenticity, genuineness or conformity to the requirements of this Indenture of any Contract Files or related documents delivered to it hereunder, or to determine whether the materials included in any Contract File conform to the requirements hereof.

(c)           The Custodian shall not be liable for any action taken or omitted by it in good faith unless a court of competent jurisdiction determines that the Custodian’s willful misconduct, gross negligence or bad faith was the primary cause of any loss to the Issuer, the Insurer or the Indenture Trustee.  In the administration of the custodial account hereunder, the Custodian may execute any of its powers and perform its duties hereunder directly or through agents or attorneys and may consult with counsel, accountants and other skilled persons to be selected and retained by it.  The Custodian shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the advice of counsel.

(d)           The Issuer agrees to indemnify and hold the Custodian and its directors, officers, agents and employees (collectively the “Indemnitees”) harmless from and against any and all claims, liabilities, losses, damages, fines, penalties, and expenses, including out-of-pocket and incidental expenses and legal fees and expenses (collectively, together with the amounts specified as “Losses” pursuant to Section 6.7(a), the “Losses”) that may be imposed on, incurred by, or asserted against, the Indemnitees or any of them for following any instructions or other directions upon which the Custodian is authorized to rely pursuant to the terms of this Indenture (it being understood that such Losses shall be paid pursuant to Section 3.5(d) of the Sale and Allocation Agreement).

(e)           In addition to and not in limitation of paragraph (d) immediately above, the Issuer also agrees to indemnify and hold the Indemnitees and each of them harmless from and against any and all Losses that may be imposed on, incurred by, or asserted against, the Indemnitees or any of them in connection with or arising out of the Custodian’s performance under this

Indenture, provided the Indemnitees have not acted with gross negligence or bad faith or engaged in willful misconduct or breach of contract (it being understood that such Losses shall be paid pursuant to Section 3.5(d) of the Sale and Allocation Agreement).

(f)            The duties and responsibilities of the Custodian hereunder shall be determined solely by the express provisions of this Indenture, and no other or further duties or responsibilities shall be implied.  The Custodian shall not have any liability under, nor duty to inquire into the terms and provisions of, any agreement or instructions, other than as specifically required by this Indenture.

(g)           The Custodian shall not incur any liability for following the instructions herein contained or expressly provided for, or written instructions given by the parties hereto in accordance with the express provisions hereof.

(h)           In the event that the Custodian shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from any party hereto which, in its opinion, conflict with any of the provisions of this Indenture, it shall be entitled to refrain from taking any action and its sole obligation shall be to request definitive instructions from the other parties hereto and to keep safely all property held in custody until it shall be directed otherwise in writing by all of the other parties hereto or by a final order or judgment of a court of competent jurisdiction.

(i)            Any corporation or association into which the Custodian in its individual capacity may be merged or converted or with which it may be consolidated, or any corporation or association resulting from any merger, conversion or consolidation to which the Custodian in its individual capacity shall be a party, or any corporation or association to which all or substantially all of the corporate trust business of the Custodian in its individual capacity may be sold or otherwise transferred, shall be the Custodian under this Indenture without further act.

(j)            Anything in this Indenture to the contrary notwithstanding, in no event shall the Custodian be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Custodian has been advised of the likelihood of such loss or damage and regardless of the form of action.

(k)           The Custodian agrees to maintain the Contract Files which are delivered to it at the offices of the Custodian located at: ABS Custody Vault, 751 Kasota Avenue, MAC N9328-011, Minneapolis, Minnesota  55414, Attn: Corporate Trust Services — Asset Backed Securities Vault, and the Custodian shall notify the Indenture Trustee, the Issuer and the Insurer by written notice of any change in the location of the Contract Files.  Subject to the foregoing, the Custodian may temporarily move individual Contract Files or any portion thereof without notice as necessary to allow the Servicer to conduct collection and other servicing activities in accordance with its customary practices and procedures.

(l)            The Custodian shall hold the Contract Files in its fire-resistant storage vault under its exclusive custody and control in accordance with customary standards for such custody and shall maintain a fidelity bond plus document hazard insurance in such amounts and against such risks as customarily are maintained by custodians acting in a similar capacity to the Custodian hereunder with respect to receivables similar to the Contracts.  If the Indenture Trustee or the Issuer suffers losses or damages as a result of the destruction or loss of any of the Contract Files or any item therein, the Custodian shall:  (i) at the request of the Indenture Trustee or the Issuer, make any appropriate claim under such bond or insurance; and (ii) to the extent of the Indenture Trustee’s or the Issuer’s losses or damages, pay the proceeds thereof to the Indenture Trustee, or if all of the Issuer’s obligations under this Indenture and the Notes and the Insurance Agreement have been paid in full, to the Issuer, unless the Custodian has replaced the lost or destroyed items or has otherwise reimbursed the Indenture Trustee or the Issuer, as applicable, for such losses or damages.  The Custodian shall maintain the Contract Files segregated from and not commingled with any other files of the Custodian.

(m)          The Custodian shall not deliver physical possession of, or otherwise transfer, assign, pledge, mortgage, convey or dispose of any Contract Files in its possession to any Person except (i) as provided in this Article VI-A and the Servicing Agreement, and (ii) upon termination of this Indenture.

(n)           The Custodian hereby waives any and all rights of offset with respect to any and all Contract Files in the Custodian’s possession, whether such right of offset arises by contract, operation of law or otherwise.

(o)           The Custodian specifically acknowledges and agrees that so long as Wells Fargo Bank, National Association, is acting as Custodian under this Indenture in the event that Wells Fargo Bank, National Association shall either be terminated or resign as Indenture Trustee pursuant to this Indenture, then the Custodian shall similarly either be terminated or resign and the Custodian shall deliver the Contract Files to the successor Indenture Trustee, acting as successor Custodian, appointed pursuant to the terms of this Indenture at such place as the successor Custodian may reasonably designate.  Any entity acting as Custodian hereunder may not resign as such unless such entity also resigns its capacity as Indenture Trustee.

(p)           Except for actions expressly authorized by this Article, the Custodian shall take no action which would or would be likely to impair the security interests created or existing under any Contract or Financed Vehicle or to impair the value of any Contract or Financed Vehicle.

(q)           The Custodian hereby agrees not to assert (in its individual capacity or otherwise) any liens of any kind with respect to the Contract Files (except in its role as Indenture Trustee and secured party with respect to the liens created pursuant to this Indenture and secured party assignee with respect to the liens created pursuant to the Contribution Agreement and the Sale and Allocation Agreement) held by it or the related Contracts and hereby releases and waives any such liens.

(r)            The Custodian shall permit inspection at all reasonable times upon at least two (2) Business Days prior notice during regular business hours by the Issuer, the Indenture Trustee or the Insurer (or by its auditors when requested by the Issuer, the Insurer or the Indenture Trustee, as applicable) of the Contract Files and the records of the Custodian relating to this Article (or its auditors when requested by the Issuer, the Insurer or the Indenture Trustee, as applicable) to make copies of the Contract Files and the records of the Custodian relating to this Indenture.

Article VII

Noteholders’ Lists and Reports

Section 7.1.           Issuer to Furnish Indenture Trustee Names and Addresses of Noteholders.

The Issuer shall furnish or cause to be furnished to the Indenture Trustee (i) within five (5) days after each Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Class A Noteholders as of such Record Date and (ii) at such other times as the Indenture Trustee may request in writing, within thirty (30) days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than ten (10) days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Note Registrar or the Class A Notes are issued as Book-Entry Notes, no such list shall be required to be furnished.

Section 7.2.           Preservation of Information; Communications to Noteholders.

The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Noteholders contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.1 and the names and addresses of the Noteholders received by the Indenture Trustee in its capacity as Note Registrar.  The Indenture Trustee may destroy any list furnished to it as provided in Section 7.1 upon receipt of a new list so furnished.

Section 7.3.           Fiscal Year.

Unless the Issuer otherwise determines, the Fiscal Year of the Issuer shall end on April 30 of each year.

Article VIII

Accounts, Disbursements and Releases

Section 8.1.           Collection of Money Collection.

Except as otherwise expressly provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture and the Sale and Allocation Agreement.  The Indenture Trustee shall apply all such money received by it as provided in this Indenture and the Sale and Allocation Agreement.  Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings.  Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

Section 8.2.           Trust Accounts.

(a)           On or before the Closing Date, the Issuer shall cause the Servicer to establish and maintain, in the name of the Indenture Trustee, for the benefit of the Insurer and the Noteholders, the Collection Account as provided in Section 3.1 of the Sale and Allocation Agreement.

(b)           On or before the Closing Date, the Issuer shall cause the Servicer to establish and maintain, in the name of the Indenture Trustee, for the benefit of the Class A Noteholders and the Insurer, the Reserve Account as provided in Section 3.6(a) of the Sale and Allocation Agreement.

(c)           On each Payment Date, the Indenture Trustee shall apply or cause to be applied the amount on deposit in the Collection Account on such Payment Date in accordance with Section 3.5(d) of the Sale and Allocation Agreement or Section 5.4(b), as applicable.

(d)           On or before the Closing Date, the Issuer shall cause the Servicer to establish and maintain, in the name of the Indenture Trustee, for the exclusive benefit of the Class A Noteholders, the Class A Note Payment Account as provided in Section 3.1(b) of the Sale and Allocation Agreement and, for the exclusive benefit of the Class B Noteholders, the Class B Note Payment Account.  On each Payment Date, the Indenture Trustee shall apply or cause to be applied the amount on deposit in the Class A Note Payment Account and the Class B Note Payment Account on such Payment Date in accordance with Section 2.8(b) or (f), as applicable.

(e)           On or before the Closing Date, the Issuer shall cause the Servicer to establish and maintain, in the name of the Indenture Trustee, for the exclusive benefit of the Class A Noteholders, the Class B Noteholders and the Insurer, the Prefunding Account as provided in Section 3.7(a) of the Sale and Allocation Agreement.

Section 8.3.           General Provisions Regarding Accounts.

(a)           So long as no Default or Event of Default shall have occurred and be continuing, all or a portion of the funds in the Trust Accounts shall be invested by the Indenture Trustee at the direction of the Servicer in Eligible Investments as provided in Sections 3.1 and 3.6(b) of the Sale and Allocation Agreement.  All income or other gain (net of losses and investment expenses) from investments of monies deposited in the Trust Accounts shall be withdrawn by the Indenture Trustee from such accounts and deposited to the Collection Account and shall constitute Available Funds.  The Servicer shall not direct the Indenture Trustee to make any investment of any funds or to sell any investment held in any of the Trust Accounts unless the security interest Granted and perfected in such account will continue to be perfected in such investment or the proceeds of such sale, in either case without any further action by any Person, and, in connection with any direction to the Indenture Trustee to make any such investment or sale, if requested by the Indenture Trustee, the Issuer shall deliver to the Indenture Trustee an Opinion of Counsel, acceptable to the Indenture Trustee, to such effect.

(b)           Subject to Section 6.1(c), the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any of the Trust Accounts resulting from any loss on any Permitted Investment included therein, except for losses attributable to the Indenture Trustee’s failure to make payments on such Eligible Investments issued by the Indenture Trustee, in its commercial capacity as principal obligor and not as trustee, in accordance with their terms.

(c)           If (i) the Servicer shall have failed to give investment directions for any funds on deposit in the Trust Accounts to the Indenture Trustee by 11:00 A.M. (New York City time) (or such other time as may be agreed upon by the Issuer and Indenture Trustee), on the Business Day preceding each Payment Date, (ii) a Default or Event of Default shall have occurred and be continuing with respect to the Notes but the Notes shall not have been declared due and payable pursuant to Section 5.2 or (iii) if the Notes shall have been declared due and payable following an Event of Default, amounts collected or receivable from the Trust Estate are being applied in accordance with Section 5.4 as if there had not been such a declaration, then the Indenture Trustee shall, to the fullest extent practicable, invest and reinvest funds in the Trust Accounts in Eligible Investments described in clause (vii) of the definition thereof.

Section 8.4.           Release of Trust Estate.

(a)           Subject to the payment of its fees and expenses pursuant to Section 6.7, the Indenture Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee’s interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture.  No party relying upon an instrument executed by the Indenture Trustee as provided in this Article VIII shall be bound to ascertain the Indenture Trustee’s authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

(b)           The Indenture Trustee shall, at such time as there are no Notes Outstanding, the Policy has been terminated in accordance with its terms and has been returned to the Insurer for cancellation and all sums due the Indenture Trustee and the Insurer pursuant to Section 6.7 have been paid in full, release any remaining portion of the Trust Estate that secured the Notes from the lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Trust Accounts.  The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.4(b) only upon receipt of an Issuer Request accompanied by an Issuer’s Certificate and an Opinion of Counsel.

Section 8.5.           Opinion of Counsel

The Indenture Trustee shall receive at least seven (7) days notice when requested by the Issuer to take any action pursuant to Section 8.4(a), accompanied by copies of any instruments involved, and the Indenture Trustee shall also require, except in connection with any action contemplated by Section 8.4(b), as a condition to such action, an Opinion of Counsel, in form and substance satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete such action, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Notes or the rights of the Noteholders or the Insurer in contravention of the provisions of this Indenture; provided, however, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Trust Estate.  Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

Article IX

Supplemental Indentures

Section 9.1.           Supplemental Indentures Without Consent of Noteholders.

The Issuer and the Indenture Trustee, when authorized by an Issuer Order, may, without the consent of the Holders of any Notes but with prior notice to the Rating Agencies and the Insurer and with the consent of the Insurer (if no Insurer Default shall have occurred and be continuing), at any time and from time to time, enter into one or more indentures supplemental hereto, in form satisfactory to the Indenture Trustee, for any of the following purposes:

(a)           to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

(b)           to evidence the succession, in compliance with the applicable provisions hereof, of another Person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

(c)           to add to the covenants of the Issuer, for the benefit of the Noteholders and the Insurer, or to surrender any right or power herein conferred upon the Issuer;

(d)           to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

(e)           to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture that may be inconsistent with any other provision herein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under this Indenture which will not be inconsistent with other provisions of this Indenture;

(f)            to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI; or

(g)           to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under any federal statute hereafter enacted.

provided, however, that (i) such action shall not, as evidenced by an Opinion of Counsel which may be based on an officer’s certificate of the Issuer, adversely affect in any material respect the interests of any Noteholder or the Insurer, (ii) the Rating Agency Condition shall have been satisfied with respect to such action and (iii) such action shall not, as evidenced by an Opinion of Counsel, cause the Issuer to be characterized for federal income tax purposes as an association or publicly traded partnership taxable as a corporation or otherwise have any material adverse impact on the federal income taxation of any Notes Outstanding or any Noteholder.  The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

Section 9.2.           Supplemental Indentures with Consent of Noteholders.

The Issuer and the Indenture Trustee, when authorized by an Issuer Order, may, with the consent of the Insurer (if no Insurer Default shall have occurred and be continuing) and the Noteholders evidencing not less than 51% of the Class A Note Balance and with prior notice to the Rating Agencies and the Insurer, by Act of such Holders delivered to the Issuer and the Indenture Trustee, at any time and from time to time, enter into one or more indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or modifying in any manner the rights of the Noteholders under this Indenture; provided, however, that (a) such action shall not, as evidenced by an Opinion of Counsel, which may be based on a certificate of the Issuer, adversely affect in any material respect the interests of any Noteholder or the Insurer, (b) the Rating Agency Condition shall have been satisfied with respect to such action and (c) such action shall not, as evidenced by an Opinion of Counsel, cause the Issuer to be characterized for federal income tax purposes as an association or publicly traded partnership taxable as a corporation or otherwise have any material adverse impact on the federal income taxation of any Notes Outstanding or any Noteholder; and, provided further, that no such supplemental indenture shall, without the consent of the Insurer and the Holder of each Outstanding Note affected thereby:

(i)            change the Final Note Payment Date for any Class of Notes or the date of payment of any installment of principal of or interest, if applicable, on any Class of Notes, or reduce the principal amount thereof, the interest rate thereon or the Redemption Price with respect thereto, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Trust Estate to payment of principal of or interest, if applicable on any Class of Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable;

(ii)           impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of available funds, as provided in Article V, to the payment of any amount due on any Class of Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption Date);

(iii)          reduce the percentage of the Notes the consent of the Holders of which is required for any such supplemental indenture or for any waiver of compliance with certain provisions of this Indenture or of certain defaults hereunder and their consequences as provided in this Indenture;

(iv)          modify or alter the provisions of the proviso to the definition of the term “Outstanding”;

(v)           reduce the percentage of the principal balance of the Notes the consent of the Holders of which is required to direct the Indenture Trustee to sell or liquidate the Trust Estate pursuant to Section 5.4 if the proceeds of such sale would be insufficient to pay in full the principal amount of and accrued but unpaid interest, if applicable, on any Class of Notes;

(vi)          modify any provision of this Indenture specifying a percentage of the principal amount of the Notes necessary to amend this Indenture or the other Transaction Documents except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the other Transaction Documents cannot be modified or waived without the consent of the Holders of each Outstanding Note affected thereby;

(vii)         modify any of the provisions of this Indenture in such a manner as to affect the calculation of the amount of any payment of interest, if applicable, or principal due on any Class of Notes on any Payment Date (including the calculation of any of the individual components of such calculation) or to affect the rights of the Noteholders to the benefit of any provisions for the mandatory redemption of the Notes contained herein; or

(viii)        permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated herein, terminate the lien of this Indenture on any such collateral at any time subject hereto or deprive the Holder of any Note of the security provided by the lien of this Indenture.

The Indenture Trustee may in its discretion determine whether or not any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder.  The Indenture Trustee shall not be liable for any such determination made in good faith.

It shall not be necessary for any Act of Noteholders under this Section 9.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.  Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section 9.2, the Indenture Trustee shall mail to the Noteholders to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture.  Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

Section 9.3.           Execution of Supplemental Indentures.

In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modification thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive and, subject to Sections 6.1 and 6.2, shall be fully protected in relying upon an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and that all conditions precedent in this Indenture to the execution and delivery of such supplemental indenture have been satisfied.  The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee’s own rights, duties, liabilities or immunities under this Indenture or otherwise.

Section 9.4.           Effect of Supplemental Indenture.

Upon the execution of any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and shall be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Noteholders shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

Section 9.5.           Reference in Notes to Supplemental Indentures.

Any Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture.  If the Issuer or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

Article X

Redemption of Notes

Section 10.1.        Redemption.

The Notes are subject to redemption in whole, but not in part, at the direction of the Issuer on any Payment Date on which the Depositor exercises its option to purchase the assets of the Issuer pursuant to Section 5.16 of the Sale and Allocation Agreement.  The amount paid by the Depositor pursuant to such Section 5.16 shall be treated as collections in respect of the Contracts, constitute Available Funds and be applied to pay the unpaid principal amount of the Outstanding Notes and accrued and unpaid interest thereon plus all amounts owed to the Insurer, the Owner Trustee, the Indenture Trustee, the Servicer and the Back-up Servicer under the Transaction Documents.  The Issuer shall furnish or shall cause the Depositor to furnish notice of such redemption to the Insurer, the Seller, the Indenture Trustee, the Rating Agencies and the Noteholders.  The Issuer shall cause the Depositor to deposit the Redemption Price in the Collection Account by 10:00 A.M. (New York City time) on the Business Day prior to the Redemption Date, whereupon all Notes shall be due and payable on the Redemption Date.

Section 10.2.        Form of Redemption Notice.

Notice of redemption of the Notes under Section 10.1 shall be given by the Indenture Trustee by first-class mail, postage prepaid, or by facsimile mailed or transmitted promptly following receipt of notice from the Issuer or the Servicer pursuant to Section 10.1, but not later than ten (10) days prior to the applicable Redemption Date, to each Holder of the Notes as of the close of business on the Record Date preceding the applicable Redemption Date, at such Holder’s address or facsimile number appearing in the Note Register.

All notices of redemption shall state:

(a)           the Redemption Date;

(b)           the Redemption Price; and

(c)           the place where the Notes are to be surrendered for payment of the applicable Redemption Price (which shall be the office or agency of the Issuer to be maintained as provided in Section 3.2).

Notice of redemption of the Notes shall be given by the Indenture Trustee in the name and at the expense of the Issuer.  Any failure to give notice of redemption, or any defect therein, to any Holder of any Note shall not, however, impair or affect the validity of the redemption of any other Note.

Section 10.3.        Notes Payable on Redemption Date.

The Notes to be redeemed shall, following notice of redemption as required by Section 10.2 (in the case of redemption pursuant to Section 10.1), become due and payable on the Redemption Date at the Redemption Price and (unless the Issuer shall default in the payment of the Redemption Price) no interest shall accrue on the Redemption Price for any period after the date to which accrued interest is calculated for purposes of calculating the Redemption Price.

Article XI

Miscellaneous

Section 11.1.        Compliance Certificates and Opinions, etc.

(a)           Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee (i) an Issuer’s Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (ii) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with.

Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

(A)          a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

(B)           a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(C)           a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(D)          a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

(b)           Prior to the deposit of any Collateral or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 11.1(a) or elsewhere in this Indenture, deliver to the Indenture Trustee an Issuer’s Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within ninety (90) days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

(c)           Whenever the Issuer is required to furnish to the Indenture Trustee an Issuer’s Certificate certifying or stating the opinion of any signer thereof as to the matters described in Section 11.1(b), the Issuer shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters if the fair value to the Issuer of the property or securities to be so deposited and of all other such property or securities made the basis of any such withdrawal or release since the commencement of the then-current Fiscal Year of the Issuer, as set forth in the certificates furnished pursuant to Section 11.1(b) and this Section 11.1(c), is ten percent (10%) or more of the Class A Note Balance, but such a certificate need not be furnished with respect to any property or securities so deposited if the fair value thereof to the Issuer as set forth in the related Issuer’s Certificate is less than $25,000 or less than one percent (1%) of the Class A Note Balance.

(d)           Whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall also furnish to the Indenture Trustee an Issuer’s Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within ninety (90) days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

(e)           Whenever the Issuer is required to furnish to the Indenture Trustee an Issuer’s Certificate certifying or stating the opinion of any signer thereof as to the matters described in Section 11.1(d), the Issuer shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property, other than property as contemplated by Section 11.1(f) or securities released from the lien of this Indenture since the commencement of the then-current calendar year, as set forth in the certificates required by Section 11.1(d) and this Section 11.1(e), is ten percent (10%) or more of the Class A Note Balance, but such a certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Issuer’s Certificate is less than $25,000 or less than one percent (1%) of the Class A Note Balance.

(f)            Notwithstanding Section 2.10 or any other provisions of this Section 11.1, the Issuer may, without compliance with the requirements of the other provisions of this Section 11.1, (i) collect, liquidate, sell or otherwise dispose of Contracts and Financed Vehicles as and to the extent permitted or required by the Transaction Documents and (ii) make cash payments out of the Trust Accounts as and to the extent permitted or required by the Transaction Documents.

Section 11.2.        Form of Documents Delivered to Indenture Trustee.

(a)           In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

(b)           Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such Issuer’s Certificate or opinion is based are erroneous.  Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, one or more officers of the Servicer, the Seller, the Administrator or the Issuer, stating that the information with respect to such factual matters is in the possession of the Servicer, the Seller, the Administrator or the Issuer, unless such Authorized Officer or counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

(c)           Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

(d)           Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer’s compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report.  The foregoing shall not, however, be construed to affect the Indenture Trustee’s right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

Section 11.3.        Acts of Noteholders.

(a)           Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by the Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by the Noteholders in person or by agents duly appointed in writing, and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee and, where it is hereby expressly required, to the Issuer.  Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Noteholders signing such instrument or instruments.  Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 11.3.

(b)           The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

(c)           The ownership of Notes shall be proved by the Note Register.

(d)           Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

Section 11.4.        Notices, etc. to Indenture Trustee.

Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture shall be in writing and if such request, demand, authorization, direction, notice, consent, waiver, Act of Noteholders is to be made upon, given or furnished to or filed with:

(a)           the Indenture Trustee by any Noteholder or by the Issuer, shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at its Corporate Trust Office;

(b)           the Issuer by the Indenture Trustee or by any Noteholder, shall be sufficient for every purpose hereunder if in writing and mailed first-class, postage prepaid to the Issuer addressed to: First Investors Auto Owner Trust 2006-A, c/o Wells Fargo Delaware Trust Company, 919 North Market Street, Suite 700, Wilmington, DE 19801, Attention: Corporate Trust Administration, or at any other address previously furnished in writing to the Indenture Trustee by the Issuer or the Administrator.  The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee; or

(c)           the Insurer by the Indenture Trustee, the Servicer or any Noteholder, shall be sufficient for every purpose hereunder if in writing and mailed first-class, postage prepaid to the Insurer addressed to MBIA Insurance Corporation, 113 King Street, Armonk, New York 10504, Attention: Insured Portfolio Management, Structured Finance.

Notices required to be given to the Rating Agencies by the Issuer, the Indenture Trustee or the Owner Trustee shall be in writing, personally delivered, telecopied or mailed by certified mail, return receipt requested, to (i) in the case of Moody’s, at the following address: Moody’s Investors Service, Inc., 99 Church Street, 4th Floor, New York, New York 10007, ServicerReports@moodys.com, Attn: Yan Yan, with an additional copy to Moody’s Investors Service, Inc., 99 Church Street, 4th Floor, New York, New York 10007, Attn: ABS Monitoring Department, and (ii) in case of S&P, if available electronically, at Servicer_reports@sandp.com, and if not available electronically, at the following address: Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., 55 Water Street, 43rd Floor, New York, New York 10041, Attention: ABS Surveillance Group.

Section 11.5.        Notices to Noteholders; Waiver Notices to Noteholders.

(a)           Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at its address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice.  In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

(b)           Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice.  Waivers of notice by Noteholders shall be filed with the Indenture Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

(c)           If, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

(d)           Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute a Default or Event of Default.

Section 11.6.        Alternate Payment and Notice Provisions.

Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by the Indenture Trustee or any Paying Agent to such Holder, that is different from the methods provided for in this Indenture for such payments or notices.  The Issuer shall furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee shall cause payments to be made and notices to be given in accordance with such agreements.

Section 11.7.        Effect of Headings and Table of Contents.

The Article and Section headings herein and the Table of Contents are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

Section 11.8.        Successors and Assigns.

All covenants and agreements in this Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not.  All agreements of the Indenture Trustee in this Indenture shall bind its successors, co-trustees and agents.

Section 11.9.        Severability.

If any provision of this Indenture or the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions of this Indenture and the Notes shall not in any way be affected or impaired thereby.

Section 11.10.      Benefits of Indenture.

Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the Insurer, the Noteholders, any other party secured hereunder, and any other Person with an ownership interest in any part of the Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 11.11.      Legal Holiday.

If the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

Section 11.12.      Governing Law.

This Indenture shall be construed in accordance with the laws of the State of New York without reference to its conflict of law provisions and the obligations, rights and remedies of the parties under this Indenture shall be determined in accordance with such laws.

Section 11.13.      Counterparts.

This Indenture may be executed in any number of counterparts, each of which counterparts when so executed shall be deemed to be an original, and all of which counterparts shall together constitute but one and the same instrument.

Section 11.14.      Recording of Indenture.

If this Indenture is subject to recording in any appropriate public recording office, such recording shall be effected by the Issuer at its expense and shall be accompanied by an Opinion of Counsel (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

Section 11.15.      Trust Obligation.

No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith against (a) the Indenture Trustee or the Owner Trustee in its individual capacity, (b) any holder of a beneficial interest in the Issuer or (c) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, of any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacities), and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.  For all purposes of this Indenture the Owner Trustee (as such and in its individual capacity) shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

Section 11.16.      No Petition.

The Indenture Trustee, by entering into this Indenture, and each Noteholder or Note Owner, by accepting a Note or beneficial interest in a Note, as the case may be, hereby covenant and agree that they will not at any time institute against, join in any institution against, or knowingly or intentionally cooperate or encourage any other Person in instituting against, the Depositor or the Issuer, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the other Transaction Documents.

Section 11.17.      Inspection.

The Issuer shall, with reasonable prior notice, permit any representative of the Indenture Trustee or the Insurer, during the Issuer’s normal business hours, to examine the books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuer’s affairs, finances and accounts with the Issuer’s officers, employees, and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested.  The Indenture Trustee shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

Section 11.18.      Certain Matters Regarding the Insurer.

If no Insurer Default shall have occurred and be continuing, the Insurer shall have the right to exercise all rights, including voting rights, which the Class A Noteholders are entitled to exercise pursuant to this Indenture, without any consent of such Class A Noteholders except for amendments which require the consent of both Class A Noteholders and the Insurer, in accordance with Section 9.2; provided, however, that, without the consent of each Class A Noteholder affected thereby, the Insurer shall not exercise such rights to amend this Indenture in any manner that would (a) reduce the amount of, or delay the timing of, collections of payments on the Contracts or distributions which are required to be made on any Class of Class A Notes, (b) adversely affect in any material respect the interests of the Holders of any Class of Class A Notes or (c) alter the rights of any Class A Holder to consent to such amendment.

Notwithstanding any provision of this Indenture to the contrary, if an Insurer Default has occurred and is continuing, the Insurer shall not have the right to take any action under this Indenture or to control or direct the actions of the Issuer, the Indenture Trustee or the Owner Trustee pursuant to the terms of this Indenture, nor shall the consent of the Insurer be required with respect to any action (or waiver of a right to take action) to be taken by the Issuer, the Indenture Trustee, the Owner Trustee, or the Class A Noteholders; provided, however, that (i) the consent of the Insurer shall be required at all times with respect to any amendment of this Indenture and (ii) the Insurer shall be entitled to receive notices hereunder at all times whether or not an Insurer Default has occurred.

Section 11.19.      Acknowledgment of Multiple Roles.

The parties expressly acknowledge and consent to Wells Fargo Bank, National Association (“Wells Fargo”) acting in the possible dual capacity of Back-up Servicer or successor Servicer and in the capacity as Indenture Trustee and Custodian.  Wells Fargo may, in such dual capacity, discharge its separate functions fully, without hindrance or regard to conflict of interest principles, duty of loyalty principles or other breach of fiduciary duties to the extent that any such conflict or breach arises from the performance by Wells Fargo of express duties set forth in this Indenture in any of such capacities, all of which defenses, claims or assertions are hereby expressly waived by the other parties hereto except in the case of negligence (other than errors in judgment) and willful misconduct by Wells Fargo.

IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed by their respective officers, thereunto duly authorized and duly attested, all as of the day and year first above written.

FIRST INVESTORS AUTO OWNER TRUST 2006-A

By:	WELLS FARGO DELAWARE TRUST COMPANY, not in its individual capacity but solely as Owner Trustee

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity but as Indenture Trustee and Custodian

By:
Name:
Title:

SCHEDULE A

to Indenture

Perfection Representations, Warranties And Covenants

In addition to the representations, warranties and covenants contained in the Indenture, the Issuer hereby represents, warrants, and covenants to the Indenture Trustee as follows on the Closing Date, and on each Additional Contract Purchase Date, in each case only with respect to the Collateral pledged to the Indenture Trustee on the Closing Date, or the relevant Additional Contract Purchase Date, as applicable:

General

1.             The Indenture creates a valid and continuing security interest (as defined in the Relevant UCC Section 9-102) in the Collateral in favor of the Indenture Trustee, which security interest is prior to all other Liens, except as set forth below, and is enforceable as such as against creditors of and purchasers from and assignees of the Issuer.

2.             Each Contract constitutes “tangible chattel paper” and not “electronic chattel paper”, within the meaning of the Relevant UCC Section 9-102.

3.             The Issuer has taken or will take all steps necessary actions with respect to the Contracts to perfect the security interest of the Indenture Trustee in the Contracts.

Creation

1.             The Issuer owns and has good and marketable title to the Collateral, free and clear of any Lien, claim or encumbrance of any Person, excepting only tax liens, mechanics’ liens and other liens that arise by the operation of law, in each case on any of the Financed Vehicles and arising solely as a result of an action or omission of the related Obligor.

Perfection

1.             The Issuer has caused the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Collateral granted to the Indenture Trustee under the Indenture.

2.             With respect to Collateral that constitutes tangible chattel paper, such tangible chattel paper is in the possession of the Custodian, and the Issuer has received a written acknowledgment from the Custodian that it is holding such tangible chattel paper for the benefit of the Indenture Trustee and the Issuer.  All financing statements filed or to be filed against the Issuer in favor of the Indenture Trustee in connection with this Indenture describing the Collateral contain a statement to the following effect: “A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Secured Party.”

Priority

1.             Other than the security interest granted to the Indenture Trustee pursuant to this Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Collateral.  The Issuer has not authorized the filing of, or is aware of any financing statements against either the Seller, the Depositor or the Issuer that includes a description of the Collateral and proceeds related thereto other than any financing statement:  (i) relating to the sale of the Contributed Property by the Seller to the Depositor under the Contribution Agreement; (ii) relating to the sale of the Trust Property by the Depositor to the Issuer under the Sale and Allocation Agreement; (iii) relating to the security interest granted to the Indenture Trustee by the Issuer under the Indenture; or (iv) that has been terminated or amended to reflect a release of the Collateral.

2.             The Issuer is not aware of any judgment, ERISA or tax lien filings against either the Seller, the Depositor or the Issuer.

3.             None of the tangible chattel paper that constitutes or evidences the Contracts has any marks or notations indicating that it has been pledged, assigned or otherwise conveyed to any Person other than the Seller, the Depositor, the Issuer or the Indenture Trustee.

Survival of Perfection Representations

1.             Notwithstanding any other provision of this Indenture, the Contribution Agreement, the Sale and Allocation Agreement or any other Transaction Document, the Perfection Representations, Warranties and Covenants contained in this Schedule shall be continuing, and remain in full force and effect until such time as all obligations under the Sale and Allocation Agreement, Contribution Agreement and the Indenture have been finally and fully paid and performed.

No Waiver

1.             The parties hereto: (i) shall not, without obtaining a confirmation of the then-current rating of the Class A Notes (without giving effect to the Policy), waive any of the Perfection Representations, Warranties or Covenants; (ii) shall provide the Rating Agencies with prompt written notice of any breach of the Perfection Representations, Warranties or Covenants, and shall not, without obtaining a confirmation of the then-current rating of the Class A Notes (without giving effect to the Policy) as determined after any adjustment or withdrawal of the ratings following notice of such breach) waive a breach of any of the Perfection Representations, Warranties or Covenants.

A-2

Exhibit A-1

$32,000,000

UNLESS THIS CLASS A-1 NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS A-1 NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE APPLICABLE SECURITIES LAWS OF ANY STATE.  ACCORDINGLY, TRANSFER OF THIS CLASS A-1 NOTE IS SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN SECTION 2.15 OF THE INDENTURE.  BY ITS ACCEPTANCE OF THIS CLASS A-1 NOTE, THE HOLDER OF THIS CLASS A-1 NOTE IS DEEMED TO REPRESENT TO THE TRUST AND THE INDENTURE TRUSTEE THAT IT IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT AND IS ACQUIRING THIS NOTE FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QUALIFIED INSTITUTIONAL BUYERS).

NO SALE, PLEDGE OR OTHER TRANSFER OF THIS CLASS A-1 NOTE SHALL BE MADE UNLESS SUCH SALE, PLEDGE OR OTHER TRANSFER IS (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (B) FOR SO LONG AS THE CLASS A-1 NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON THE TRANSFEROR REASONABLY BELIEVES AFTER DUE INQUIRY IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (C) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED AND ANY APPLICABLE STATE SECURITIES AND BLUE SKY LAWS OR IS MADE IN ACCORDANCE WITH EACH SUCH ACT AND STATE LAWS. THE INDENTURE TRUSTEE MAY REQUIRE AN OPINION OF COUNSEL TO BE DELIVERED TO IT IN CONNECTION WITH ANY SALE, PLEDGE OR OTHER TRANSFER OF THIS CLASS A-1 NOTE PURSUANT TO CLAUSES (A) OR (C) ABOVE.  ALL OPINIONS OF COUNSEL REQUIRED IN CONNECTION WITH ANY TRANSFER SHALL BE BY COUNSEL REASONABLY ACCEPTABLE TO THE INDENTURE TRUSTEE.

EACH INVESTOR IN THIS CLASS A-1 NOTE OR ANY INTEREST HEREIN WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (I) IT IS NOT, AND IS NOT DIRECTLY OR INDIRECTLY ACQUIRING THIS CLASS A-1 NOTE FOR, ON BEHALF OF OR WITH ANY ASSETS OF, AN EMPLOYEE BENEFIT PLAN OR OTHER ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), OR A PLAN OR OTHER ARRANGEMENT SUBJECT TO ANY PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SUBSTANTIVELY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAW”) OR (II) ITS ACQUISITION AND HOLDING OF SUCH CLASS A-1 NOTE OR ANY INTEREST THEREIN WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE, OR A VIOLATION OF SIMILAR LAW.

A-1-2

REGISTERED
No. A-1	CUSIP NO. 32057TAG6

FIRST INVESTORS AUTO OWNER TRUST 2006-A

FORM OF 4.5685% CLASS A-1 ASSET-BACKED NOTES

First Investors Auto Owner Trust 2006-A, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to Cede & Co., or its registered assigns, the principal sum of $32,000,000 (THIRTY TWO MILLION DOLLARS) payable on each Payment Date in the aggregate amount, if any, payable from the Class A Note Payment Account in respect of principal on the Class A Notes pursuant to and in accordance with Section 2.8 of the Indenture, dated as of January 26, 2006 (as amended, supplemented or otherwise modified and in effect from time to time, the “Indenture”), between the Issuer and Wells Fargo Bank, National Association, a national banking association, as Indenture Trustee and Custodian (in such capacities the “Indenture Trustee” and the “Custodian”) and Section 3.5 of the Sale and Allocation Agreement; provided, however, that if not paid prior to such date, the entire unpaid principal amount of this Note shall be due and payable on the earlier of January 16, 2007 (the “Final Note Payment Date”) and the Redemption Date, if any, pursuant to Section 10.1 of the Indenture.  Capitalized terms used but not defined herein are defined in Article I of the Indenture, which also contains rules as to construction that shall be applicable herein.

The Issuer shall pay interest on this Class A-1 Note at the rate per annum shown above on each Payment Date until the principal of this Class A-1 Note is paid or made available for payment, on the principal amount of this Class A-1 Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in Section 3.1 of the Indenture.  Interest on this Class A-1 Note will accrue for each Payment Date from and including the previous Payment Date (or, in the case of the initial Payment Date or if no interest has been paid, from the Closing Date) to but excluding such Payment Date.  Interest will be computed on the basis of the actual number of days that have elapsed from and including the prior Payment Date to but excluding the current Payment Date and a 360-day year.  Such principal of and interest on this Class A-1 Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Class A-1 Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  All payments made by the Issuer with respect to this Class A-1 Note shall be applied first to interest due and payable on this Class A-1 Note as provided above and then to the unpaid principal of this Class A-1 Note.

Reference is made to the further provisions of this Class A-1 Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A-1 Note.

A-1-3

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Class A-1 Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

This Class A-1 Note is one of a duly authorized issue of Class A-1 Notes of the Issuer, designated as its Class A-1 Asset-Backed Notes, are issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Class A-1 Notes.  The Class A-1 Notes are subject to all terms of the Indenture.

This Class A-1 Note is and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

Principal of this Class A-1 Note is payable on each Payment Date as described on the face hereof.  “Payment Date” means the fifteenth day of each month or, if any such day is not a Business Day, the next succeeding Business Day, commencing February 15, 2006.

The entire unpaid principal amount of this Class A-1 Note shall be due and payable on the earlier of the Final Note Payment Date and the Redemption Date, if any, pursuant to Section 10.1 of the Indenture.  Notwithstanding the foregoing, the entire unpaid principal amount of this Note shall be due and payable on the date on which an Event of Default shall have occurred and the Notes have to be immediately due and payable in the manner provided in Section 5.2 of the Indenture.  Notwithstanding the foregoing sentence, this Class A-1 Note shall become immediately due and payable without declaration, notice or demand by or to any Person upon the occurrence of an Event of Default specified in Section 5.1(i) of the Indenture with respect to the Issuer.  All principal payments on the Class A-1 Notes shall be made pro rata to the Class A-1 Holders entitled thereto.

Payments of interest on this Class A-1 Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person in whose name this Class A-1 Note is registered appears as the Registered Holder of this Class A-1 Note (or one or more Predecessor Notes) on the related Record Date by check mailed first-class postage prepaid to such Person’s address as it appears on the Note Register on such Record Date; provided, however, that, unless Definitive Notes have been issued pursuant to Section 2.13 of the Indenture, if this Class A-1 Note is registered in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee.  Any reduction in the principal amount of this Class A-1 Note effected by any payments made on any Payment Date shall be binding upon all future Holders of this Class A-1 Note and of any Class A-1 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.  If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class A-1 Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon

A-1-4

presentation and surrender of this Class A-1 Note at the Indenture Trustee’s Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located at Sixth Street and Marquette Avenue MAC N9311-161, Minneapolis, Minnesota  55479, Attention:  Corporate Trust Services Asset-Backed Administration or such other address as the Indenture Trustee may designate from time to time as its Corporate Trust Offices in accordance with the Indenture.

The Issuer shall pay interest on overdue installments of interest at the Note Rate applicable to the Class A-1 Notes to the extent permitted by law.

The Class A-1 Notes are entitled to the benefits of the Policy issued by the Insurer.  The Insurer is obligated to pay, in accordance with the terms of the Policy as described in the “Statement of Insurance” attached hereto.

As provided in the Indenture, the Notes may be redeemed in the manner and to the extent described in Section 10.1 of the Indenture.

As provided in the Indenture, and subject to certain limitations set forth therein, the transfer of this Class A-1 Note may be registered on the Note Register upon surrender of this Class A-1 Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Class A-1 Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees.  No service charge will be charged for any registration of transfer or exchange of this Class A-1 Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Noteholder or Note Owner, by its acceptance of this Class A-1 Note or, in the case of a Note Owner, a beneficial interest in this Class A-1 Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on this Class A-1 Note or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee, each in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee, each in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee, each in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacities) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Each Noteholder or Note Owner, by accepting this Class A-1 Note or a beneficial interest in this Class A-1 Note, as the case may be, hereby covenants and agrees that it will not at any

A-1-5

time institute against, join in any institution against, or knowingly or intentionally cooperate or encourage any other Person in instituting against, the Depositor or the Issuer, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or any of the other Transaction Documents.

The Issuer has entered into the Indenture and this Class A-1 Note is issued with the intention that, for federal, state and local income, and franchise tax purposes, the Class A-1 Notes will qualify as indebtedness of the Issuer secured by the Trust Estate.  The Issuer, by entering into the Indenture and this Class A-1 Note, and each Noteholder, by its acceptance of this Class A-1 Note (and each Note Owner by its acceptance of a beneficial interest in this Class A-1 Note), agree to treat this Class A-1 Note as indebtedness of the Issuer for federal, state and local income and franchise tax purposes.

Prior to the due presentment for registration of transfer of this Class A-1 Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Class A-1 Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class A-1 Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

The Indenture allows, with certain exceptions as therein provided, the Issuer and the Indenture Trustee to enter into one or more indentures that are supplemental to the Indenture and which effect a modification of the rights and obligations of the Issuer and the rights of the Holders of the Class A Notes under the Indenture at any time by the Issuer with the consent of the Noteholders evidencing not less than 51% of the Class A Note Balance (subject to the right of the Insurer to exercise such consent provided that no Insurer Default shall have occurred and be continuing).  The Indenture also permits the Indenture Trustee and the Issuer to enter into supplemental indentures with respect to certain terms and conditions set forth in the Indenture without the consent of Holders of the Class A Notes issued thereunder.

The term “Issuer,” as used in this Class A-1 Note, includes any successor to the Issuer under the Indenture.

The Class A-1 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

This Class A-1 Note and the Indenture shall be governed by, and construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture, and no provision of this Class A-1 Note or of the Indenture, shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class A-1 Note at the times, place and rate, and in the coin or currency herein prescribed.

A-1-6

Anything herein to the contrary notwithstanding, except as expressly provided in the Transaction Documents, none of Wells Fargo Bank, National Association, in its individual capacity, Wells Fargo Delaware Trust Company, in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal or of interest on this Class A-1 Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture.  The Holder of this Class A-1 Note, by its acceptance hereof (and each Note Owner, by its acceptance of a beneficial interest herein), agrees that, except as expressly provided in the Transaction Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class A-1 Note.

A-1-7

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed as of the date set forth below.

Date: January 26, 2006

FIRST INVESTORS AUTO OWNER TRUST 2006-A

	By:	WELLS FARGO DELAWARE TRUST COMPANY, not in its individual capacity but solely as Owner Trustee under the Trust Agreement

By:
Authorized Signatory

A-1-8

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Class A-1 Notes designated above and referred to in the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee

By:
Authorized Signatory

A-1-9

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                                       , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

*/
Signature of Assignor

Signature Guaranteed	*/

*/                                     NOTICE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Class A-1 Note in every particular, without alteration, enlargement or any change whatever.  Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar.

A-1-10

STATEMENT OF INSURANCE

A-1-11

Exhibit A-2

$47,000,000

UNLESS THIS CLASS A-2 NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS A-2 NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE APPLICABLE SECURITIES LAWS OF ANY STATE.  ACCORDINGLY, TRANSFER OF THIS CLASS A-2 NOTE IS SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN SECTION 2.15 OF THE INDENTURE.  BY ITS ACCEPTANCE OF THIS CLASS A-2 NOTE, THE HOLDER OF THIS CLASS A-2 NOTE IS DEEMED TO REPRESENT TO THE TRUST AND THE INDENTURE TRUSTEE THAT IT IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT AND IS ACQUIRING THIS NOTE FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QUALIFIED INSTITUTIONAL BUYERS).

NO SALE, PLEDGE OR OTHER TRANSFER OF THIS CLASS A-2 NOTE SHALL BE MADE UNLESS SUCH SALE, PLEDGE OR OTHER TRANSFER IS (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (B) FOR SO LONG AS THE CLASS A-2 NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON THE TRANSFEROR REASONABLY BELIEVES AFTER DUE INQUIRY IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (C) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED AND ANY APPLICABLE STATE SECURITIES AND BLUE SKY LAWS OR IS MADE IN ACCORDANCE WITH EACH SUCH ACT AND STATE LAWS. THE INDENTURE TRUSTEE MAY REQUIRE AN OPINION OF COUNSEL TO BE DELIVERED TO IT IN CONNECTION WITH ANY SALE, PLEDGE OR OTHER TRANSFER OF THIS CLASS A-2 NOTE PURSUANT TO CLAUSES (A) OR (C) ABOVE.  ALL OPINIONS OF COUNSEL REQUIRED IN CONNECTION WITH ANY TRANSFER SHALL BE BY COUNSEL REASONABLY ACCEPTABLE TO THE INDENTURE TRUSTEE.

EACH INVESTOR IN THIS CLASS A-2 NOTE OR ANY INTEREST HEREIN WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (I) IT IS NOT, AND IS NOT DIRECTLY OR INDIRECTLY ACQUIRING THIS CLASS A-2 NOTE FOR, ON BEHALF OF OR WITH ANY ASSETS OF, AN EMPLOYEE BENEFIT PLAN OR OTHER ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), OR A PLAN OR OTHER ARRANGEMENT SUBJECT TO ANY PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SUBSTANTIVELY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAW”) OR (II) ITS ACQUISITION AND HOLDING OF SUCH CLASS A-2 NOTE OR ANY INTEREST THEREIN WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 THE CODE, OR A VIOLATION OF SIMILAR LAW.

A-2-2

REGISTERED
No. A-2	CUSIP NO. 32057TAH4

FIRST INVESTORS AUTO OWNER TRUST 2006-A

FORM OF 4.87% CLASS A-2 ASSET-BACKED NOTES

First Investors Auto Owner Trust 2006-A, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to Cede & Co., or its registered assigns, the principal sum of $47,000,000 (FORTY SEVEN MILLION DOLLARS) payable on each Payment Date in the aggregate amount, if any, payable from the Class A Note Payment Account in respect of principal on the Class A Notes pursuant to and in accordance with Section 2.8 of the Indenture, dated as of January 26, 2006 (as amended, supplemented or otherwise modified and in effect from time to time, the “Indenture”), between the Issuer and Wells Fargo Bank, National Association, a national banking association, as Indenture Trustee and Custodian (in such capacities the “Indenture Trustee” and the “Custodian”) and Section 3.5 of the Sale and Allocation Agreement; provided, however, that if not paid prior to such date, the entire unpaid principal amount of this Note shall be due and payable on the earlier of March 16, 2009 (the “Final Note Payment Date”) and the Redemption Date, if any, pursuant to Section 10.1 of the Indenture.  Capitalized terms used but not defined herein are defined in Article I of the Indenture, which also contains rules as to construction that shall be applicable herein.

The Issuer shall pay interest on this Class A-2 Note at the rate per annum shown above on each Payment Date until the principal of this Class A-2 Note is paid or made available for payment, on the principal amount of this Class A-2 Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in Section 3.1 of the Indenture. Interest on this Class A-2 Note will accrue for each Payment Date from and including the previous Payment Date (or, in the case of the initial Payment Date or if no interest has been paid, from the Closing Date) to but excluding such Payment Date.  Interest will be computed on the basis of a 360-day year of twelve 30 day months.  Such principal of and interest on this Class A-2 Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Class A-2 Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  All payments made by the Issuer with respect to this Class A-2 Note shall be applied first to interest due and payable on this Class A-2 Note as provided above and then to the unpaid principal of this Class A-2 Note.

Reference is made to the further provisions of this Class A-2 Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A-2 Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Class A-2 Note shall not be entitled to any

A-2-3

benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

This Class A-2 Note is one of a duly authorized issue of Class A-2 Notes of the Issuer, designated as its Class A-2 Asset-Backed Notes, are issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Class A-2 Notes.  The Class A-2 Notes are subject to all terms of the Indenture.

This Class A-2 Note is and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

Principal of this Class A-2 Note is payable on each Payment Date as described on the face hereof.  “Payment Date” means the fifteenth day of each month or, if any such day is not a Business Day, the next succeeding Business Day, commencing February 15, 2006.

The entire unpaid principal amount of this Class A-2 Note shall be due and payable on the earlier of the Final Note Payment Date and the Redemption Date, if any, pursuant to Section 10.1 of the Indenture.  Notwithstanding the foregoing, the entire unpaid principal amount of this Note shall be due and payable on the date on which an Event of Default shall have occurred and the Notes have to be immediately due and payable in the manner provided in Section 5.2 of the Indenture.  Notwithstanding the foregoing sentence, this Class A-2 Note shall become immediately due and payable without declaration, notice or demand by or to any Person upon the occurrence of an Event of Default specified in Section 5.1(i) of the Indenture with respect to the Issuer.  All principal payments on the Class A-2 Notes shall be made pro rata to the Class A-2 Holders entitled thereto.

Payments of interest on this Class A-2 Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person in whose name this Class A-2 Note is registered appears as the Registered Holder of this Class A-2 Note (or one or more Predecessor Notes) on the related Record Date by check mailed first-class postage prepaid to such Person’s address as it appears on the Note Register on such Record Date; provided, however, that, unless Definitive Notes have been issued pursuant to Section 2.13 of the Indenture, if this Class A-2 Note is registered in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee.  Any reduction in the principal amount of this Class A-2 Note effected by any payments made on any Payment Date shall be binding upon all future Holders of this Class A-2 Note and of any Class A-2 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.  If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class A-2 Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Class A-2 Note at the Indenture Trustee’s Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located at

A-2-4

Sixth Street and Marquette Avenue MAC N9311-161, Minneapolis, Minnesota  55479, Attention:  Corporate Trust Services Asset-Backed Administration or such other address as the Indenture Trustee may designate from time to time as its Corporate Trust Offices in accordance with the Indenture.

The Issuer shall pay interest on overdue installments of interest at the Note Rate applicable to the Class A-2 Notes to the extent permitted by law.

The Class A-2 Notes are entitled to the benefits of the Policy issued by the Insurer.  The Insurer is obligated to pay, in accordance with the terms of the Policy as described in the “Statement of Insurance” attached hereto.

As provided in the Indenture, the Notes may be redeemed in the manner and to the extent described in Section 10.1 of the Indenture.

As provided in the Indenture, and subject to certain limitations set forth therein, the transfer of this Class A-2 Note may be registered on the Note Register upon surrender of this Class A-2 Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Class A-2 Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees.  No service charge will be charged for any registration of transfer or exchange of this Class A-2 Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Noteholder or Note Owner, by its acceptance of this Class A-2 Note or, in the case of a Note Owner, a beneficial interest in this Class A-2 Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on this Class A-2 Note or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee, each in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee, each in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee, each in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacities) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Each Noteholder or Note Owner, by accepting this Class A-2 Note or a beneficial interest in this Class A-2 Note, as the case may be, hereby covenants and agrees that it will not at any time institute against, join in any institution against, or knowingly or intentionally cooperate or encourage any other Person in instituting against, the Depositor or the Issuer, any bankruptcy,

A-2-5

reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or any of the other Transaction Documents.

The Issuer has entered into the Indenture and this Class A-2 Note is issued with the intention that, for federal, state and local income, and franchise tax purposes, the Class A-2 Notes will qualify as indebtedness of the Issuer secured by the Trust Estate.  The Issuer, by entering into the Indenture and this Class A-2 Note, and each Noteholder, by its acceptance of this Class A-2 Note (and each Note Owner by its acceptance of a beneficial interest in this Class A-2 Note), agree to treat this Class A-2 Note as indebtedness of the Issuer for federal, state and local income and franchise tax purposes.

Prior to the due presentment for registration of transfer of this Class A-2 Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Class A-2 Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class A-2 Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

The Indenture allows, with certain exceptions as therein provided, the Issuer and the Indenture Trustee to enter into one or more indentures that are supplemental to the Indenture and which effect a modification of the rights and obligations of the Issuer and the rights of the Holders of the Class A Notes under the Indenture at any time by the Issuer with the consent of the Noteholders evidencing not less than 51% of the Class A Note Balance (subject to the right of the Insurer to exercise such consent provided that no Insurer Default shall have occurred and be continuing).  The Indenture also permits the Indenture Trustee and the Issuer to enter into supplemental indentures with respect to certain terms and conditions set forth in the Indenture without the consent of Holders of the Class A Notes issued thereunder.

The term “Issuer,” as used in this Class A-2 Note, includes any successor to the Issuer under the Indenture.

The Class A-2 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

This Class A-2 Note and the Indenture shall be governed by, and construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture, and no provision of this Class A-2 Note or of the Indenture, shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class A-2 Note at the times, place and rate, and in the coin or currency herein prescribed.

Anything herein to the contrary notwithstanding, except as expressly provided in the Transaction Documents, none of Wells Fargo Bank, National Association, in its individual capacity, Wells Fargo Delaware Trust Company, in its individual capacity, any owner of a

A-2-6

beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal or of interest on this Class A-2 Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture.  The Holder of this Class A-2 Note, by its acceptance hereof (and each Note Owner, by its acceptance of a beneficial interest herein), agrees that, except as expressly provided in the Transaction Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class A-2 Note.

A-2-7

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed as of the date set forth below.

Date: January 26, 2006

FIRST INVESTORS AUTO OWNER TRUST 2006-A

	By:	WELLS FARGO DELAWARE TRUST COMPANY, not in its individual capacity but solely as Owner Trustee under the Trust Agreement

By:
Authorized Signatory

A-2-8

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Class A-2 Notes designated above and referred to in the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee

By:
Authorized Signatory

A-2-9

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                                  , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

*/
Signature of Assignor

*/
Signature Guaranteed

*/                                     NOTICE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Class A-2 Note in every particular, without alteration, enlargement or any change whatever.  Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar.

A-2-10

STATEMENT OF INSURANCE

A-2-11

Exhibit A-3

$74,000,000

UNLESS THIS CLASS A-3 NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS A-3 NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE APPLICABLE SECURITIES LAWS OF ANY STATE.  ACCORDINGLY, TRANSFER OF THIS CLASS A-3 NOTE IS SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN SECTION 2.15 OF THE INDENTURE.  BY ITS ACCEPTANCE OF THIS CLASS A-3 NOTE, THE HOLDER OF THIS CLASS A-3 NOTE IS DEEMED TO REPRESENT TO THE TRUST AND THE INDENTURE TRUSTEE THAT IT IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT AND IS ACQUIRING THIS NOTE FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QUALIFIED INSTITUTIONAL BUYERS).

NO SALE, PLEDGE OR OTHER TRANSFER OF THIS CLASS A-3 NOTE SHALL BE MADE UNLESS SUCH SALE, PLEDGE OR OTHER TRANSFER IS (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (B) FOR SO LONG AS THE CLASS A-3 NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON THE TRANSFEROR REASONABLY BELIEVES AFTER DUE INQUIRY IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (C) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED AND ANY APPLICABLE STATE SECURITIES AND BLUE SKY LAWS OR IS MADE IN ACCORDANCE WITH EACH SUCH ACT AND STATE LAWS. THE INDENTURE TRUSTEE MAY REQUIRE AN OPINION OF COUNSEL TO BE DELIVERED TO IT IN CONNECTION WITH ANY SALE, PLEDGE OR OTHER TRANSFER OF THIS CLASS A-3 NOTE PURSUANT TO CLAUSES (A) OR (C) ABOVE.  ALL OPINIONS OF COUNSEL REQUIRED IN CONNECTION WITH ANY TRANSFER SHALL BE BY COUNSEL REASONABLY ACCEPTABLE TO THE INDENTURE TRUSTEE.

EACH INVESTOR IN THIS CLASS A-3 NOTE OR ANY INTEREST HEREIN WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (I) IT IS NOT, AND IS NOT DIRECTLY OR INDIRECTLY ACQUIRING THIS CLASS A-3 NOTE FOR, ON BEHALF OF OR WITH ANY ASSETS OF, AN EMPLOYEE BENEFIT PLAN OR OTHER ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), OR A PLAN OR OTHER ARRANGEMENT SUBJECT TO ANY PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SUBSTANTIVELY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAW”) OR (II) ITS ACQUISITION AND HOLDING OF SUCH CLASS A-3 NOTE OR ANY INTEREST THEREIN WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE, OR A VIOLATION OF SIMILAR LAW.

A-2-2

REGISTERED
No. A-3	CUSIP NO. 32057TAJ0

FIRST INVESTORS AUTO OWNER TRUST 2006-A

FORM OF 4.93% CLASS A-3 ASSET-BACKED NOTES

First Investors Auto Owner Trust 2006-A, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to Cede & Co., or its registered assigns, the principal sum of $74,000,000 (SEVENTY FOUR MILLION DOLLARS) payable on each Payment Date in the aggregate amount, if any, payable from the Class A Note Payment Account in respect of principal on the Class A Notes pursuant to and in accordance with Section 2.8 of the Indenture, dated as of January 26, 2006 (as amended, supplemented or otherwise modified and in effect from time to time, the “Indenture”), between the Issuer and Wells Fargo Bank, National Association, a national banking association, as Indenture Trustee and Custodian (in such capacities the “Indenture Trustee” and the “Custodian”) and Section 3.5 of the Sale and Allocation Agreement; provided, however, that if not paid prior to such date, the entire unpaid principal amount of this Note shall be due and payable on the earlier of February 15, 2011 (the “Final Note Payment Date”) and the Redemption Date, if any, pursuant to Section 10.1 of the Indenture.  Capitalized terms used but not defined herein are defined in Article I of the Indenture, which also contains rules as to construction that shall be applicable herein.

The Issuer shall pay interest on this Class A-3 Note at the rate per annum shown above on each Payment Date until the principal of this Class A-3 Note is paid or made available for payment, on the principal amount of this Class A-3 Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in Section 3.1 of the Indenture. Interest on this Class A-3 Note will accrue for each Payment Date from and including the previous Payment Date (or, in the case of the initial Payment Date or if no interest has been paid, from the Closing Date) to but excluding such Payment Date.  Interest will be computed on the basis of a 360-day year of twelve 30 day months.  Such principal of and interest on this Class A-3 Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Class A-3 Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  All payments made by the Issuer with respect to this Class A-3 Note shall be applied first to interest due and payable on this Class A-3 Note as provided above and then to the unpaid principal of this Class A-3 Note.

Reference is made to the further provisions of this Class A-3 Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A-3 Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Class A-3 Note shall not be entitled to any

A-2-3

benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

This Class A-3 Note is one of a duly authorized issue of Class A-3 Notes of the Issuer, designated as its Class A-3 Asset-Backed Notes, are issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Class A-3 Notes.  The Class A-3 Notes are subject to all terms of the Indenture.

This Class A-3 Note is and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

Principal of this Class A-3 Note is payable on each Payment Date as described on the face hereof.  “Payment Date” means the fifteenth day of each month or, if any such day is not a Business Day, the next succeeding Business Day, commencing February 15, 2006.

The entire unpaid principal amount of this Class A-3 Note shall be due and payable on the earlier of the Final Note Payment Date and the Redemption Date, if any, pursuant to Section 10.1 of the Indenture.  Notwithstanding the foregoing, the entire unpaid principal amount of this Note shall be due and payable on the date on which an Event of Default shall have occurred and the Notes have to be immediately due and payable in the manner provided in Section 5.2 of the Indenture.  Notwithstanding the foregoing sentence, this Class A-3 Note shall become immediately due and payable without declaration, notice or demand by or to any Person upon the occurrence of an Event of Default specified in Section 5.1(i) of the Indenture with respect to the Issuer.  All principal payments on the Class A-3 Notes shall be made pro rata to the Class A-3 Holders entitled thereto.

Payments of interest on this Class A-3 Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person in whose name this Class A-3 Note is registered appears as the Registered Holder of this Class A-3 Note (or one or more Predecessor Notes) on the related Record Date by check mailed first-class postage prepaid to such Person’s address as it appears on the Note Register on such Record Date; provided, however, that, unless Definitive Notes have been issued pursuant to Section 2.13 of the Indenture, if this Class A-3 Note is registered in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee.  Any reduction in the principal amount of this Class A-3 Note effected by any payments made on any Payment Date shall be binding upon all future Holders of this Class A-3 Note and of any Class A-3 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.  If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class A-3 Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Class A-3 Note at the Indenture Trustee’s Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located at

A-2-4

Sixth Street and Marquette Avenue MAC N9311-161, Minneapolis, Minnesota  55479, Attention:  Corporate Trust Services Asset-Backed Administration or such other address as the Indenture Trustee may designate from time to time as its Corporate Trust Offices in accordance with the Indenture.

The Issuer shall pay interest on overdue installments of interest at the Note Rate applicable to the Class A-3 Notes to the extent permitted by law.

The Class A-3 Notes are entitled to the benefits of the Policy issued by the Insurer.  The Insurer is obligated to pay, in accordance with the terms of the Policy as described in the “Statement of Insurance” attached hereto.

As provided in the Indenture, the Notes may be redeemed in the manner and to the extent described in Section 10.1 of the Indenture.

As provided in the Indenture, and subject to certain limitations set forth therein, the transfer of this Class A-3 Note may be registered on the Note Register upon surrender of this Class A-3 Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Class A-3 Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees.  No service charge will be charged for any registration of transfer or exchange of this Class A-3 Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Noteholder or Note Owner, by its acceptance of this Class A-3 Note or, in the case of a Note Owner, a beneficial interest in this Class A-3 Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on this Class A-3 Note or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee, each in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee, each in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee, each in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacities) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Each Noteholder or Note Owner, by accepting this Class A-3 Note or a beneficial interest in this Class A-3 Note, as the case may be, hereby covenants and agrees that it will not at any time institute against, join in any institution against, or knowingly or intentionally cooperate or encourage any other Person in instituting against, the Depositor or the Issuer, any bankruptcy,

A-2-5

reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or any of the other Transaction Documents.

The Issuer has entered into the Indenture and this Class A-3 Note is issued with the intention that, for federal, state and local income, and franchise tax purposes, the Class A-3 Notes will qualify as indebtedness of the Issuer secured by the Trust Estate.  The Issuer, by entering into the Indenture and this Class A-3 Note, and each Noteholder, by its acceptance of this Class A-3 Note (and each Note Owner by its acceptance of a beneficial interest in this Class A-3 Note), agree to treat this Class A-3 Note as indebtedness of the Issuer for federal, state and local income and franchise tax purposes.

Prior to the due presentment for registration of transfer of this Class A-3 Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Class A-3 Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class A-3 Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

The Indenture allows, with certain exceptions as therein provided, the Issuer and the Indenture Trustee to enter into one or more indentures that are supplemental to the Indenture and which effect a modification of the rights and obligations of the Issuer and the rights of the Holders of the Class A Notes under the Indenture at any time by the Issuer with the consent of the Noteholders evidencing not less than 51% of the Class A Note Balance (subject to the right of the Insurer to exercise such consent provided that no Insurer Default shall have occurred and be continuing).  The Indenture also permits the Indenture Trustee and the Issuer to enter into supplemental indentures with respect to certain terms and conditions set forth in the Indenture without the consent of Holders of the Class A Notes issued thereunder.

The term “Issuer,” as used in this Class A-3 Note, includes any successor to the Issuer under the Indenture.

The Class A-3 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

This Class A-3 Note and the Indenture shall be governed by, and construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture, and no provision of this Class A-3 Note or of the Indenture, shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class A-3 Note at the times, place and rate, and in the coin or currency herein prescribed.

Anything herein to the contrary notwithstanding, except as expressly provided in the Transaction Documents, none of Wells Fargo Bank, National Association, in its individual capacity, Wells Fargo Delaware Trust Company, in its individual capacity, any owner of a

A-2-6

beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal or of interest on this Class A-3 Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture.  The Holder of this Class A-3 Note, by its acceptance hereof (and each Note Owner, by its acceptance of a beneficial interest herein), agrees that, except as expressly provided in the Transaction Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class A-3 Note.

A-2-7

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed as of the date set forth below.

Date: January 26, 2006

FIRST INVESTORS AUTO OWNER TRUST 2006-A

	By:	WELLS FARGO DELAWARE TRUST COMPANY, not in its individual capacity but solely as Owner Trustee under the Trust Agreement

By:
Authorized Signatory

A-2-8

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Class A-3 Notes designated above and referred to in the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee

By:
Authorized Signatory

A-2-9

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                              , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

*/
Signature of Assignor

*/
Signature Guaranteed

*/                                     NOTICE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Class A-3 Note in every particular, without alteration, enlargement or any change whatever.  Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar.

A-2-10

STATEMENT OF INSURANCE

A-2-11

Exhibit A-4

$36,060,000

UNLESS THIS CLASS A-4 NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS CLASS A-4 NOTE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE APPLICABLE SECURITIES LAWS OF ANY STATE.  ACCORDINGLY, TRANSFER OF THIS CLASS A-4 NOTE IS SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN SECTION 2.15 OF THE INDENTURE.  BY ITS ACCEPTANCE OF THIS CLASS A-4 NOTE, THE HOLDER OF THIS CLASS A-4 NOTE IS DEEMED TO REPRESENT TO THE TRUST AND THE INDENTURE TRUSTEE THAT IT IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT AND IS ACQUIRING THIS NOTE FOR ITS OWN ACCOUNT (AND NOT FOR THE ACCOUNT OF OTHERS) OR AS A FIDUCIARY OR AGENT FOR OTHERS (WHICH OTHERS ALSO ARE QUALIFIED INSTITUTIONAL BUYERS).

NO SALE, PLEDGE OR OTHER TRANSFER OF THIS CLASS A-4 NOTE SHALL BE MADE UNLESS SUCH SALE, PLEDGE OR OTHER TRANSFER IS (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, (B) FOR SO LONG AS THE CLASS A-4 NOTES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT TO A PERSON THE TRANSFEROR REASONABLY BELIEVES AFTER DUE INQUIRY IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR (C) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED AND ANY APPLICABLE STATE SECURITIES AND BLUE SKY LAWS OR IS MADE IN ACCORDANCE WITH EACH SUCH ACT AND STATE LAWS. THE INDENTURE TRUSTEE MAY REQUIRE AN OPINION OF COUNSEL TO BE DELIVERED TO IT IN CONNECTION WITH ANY SALE, PLEDGE OR OTHER TRANSFER OF THIS CLASS A-4 NOTE PURSUANT TO CLAUSES (A) OR (C) ABOVE.  ALL OPINIONS OF COUNSEL REQUIRED IN CONNECTION WITH ANY TRANSFER SHALL BE BY COUNSEL REASONABLY ACCEPTABLE TO THE INDENTURE TRUSTEE.

EACH INVESTOR IN THIS CLASS A-4 NOTE OR ANY INTEREST HEREIN WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT EITHER (I) IT IS NOT, AND IS NOT DIRECTLY OR INDIRECTLY ACQUIRING THIS CLASS A-4 NOTE FOR, ON BEHALF OF OR WITH ANY ASSETS OF, AN EMPLOYEE BENEFIT PLAN OR OTHER ARRANGEMENT SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), A PLAN SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), OR A PLAN OR OTHER ARRANGEMENT SUBJECT TO ANY PROVISIONS UNDER ANY FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SUBSTANTIVELY SIMILAR TO THE FOREGOING PROVISIONS OF ERISA OR THE CODE (“SIMILAR LAW”) OR (II) ITS ACQUISITION AND HOLDING OF SUCH CLASS A-4 NOTE OR ANY INTEREST THEREIN WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER ERISA OR SECTION 4975 OF THE CODE, OR A VIOLATION OF SIMILAR LAW.

A-2-2

REGISTERED
No. A-4	CUSIP NO. 32057TAK7

FIRST INVESTORS AUTO OWNER TRUST 2006-A

FORM OF 5.00% CLASS A-4 ASSET-BACKED NOTES

First Investors Auto Owner Trust 2006-A, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to Cede & Co., or its registered assigns, the principal sum of $36,060,000 (THIRTY SIX MILLION SIXTY THOUSAND DOLLARS) payable on each Payment Date in the aggregate amount, if any, payable from the Class A Note Payment Account in respect of principal on the Class A Notes pursuant to and in accordance with Section 2.8 of the Indenture, dated as of January 26, 2006 (as amended, supplemented or otherwise modified and in effect from time to time, the “Indenture”), between the Issuer and Wells Fargo Bank, National Association, a national banking association, as Indenture Trustee and Custodian (in such capacities the “Indenture Trustee” and the “Custodian”) and Section 3.5 of the Sale and Allocation Agreement; provided, however, that if not paid prior to such date, the entire unpaid principal amount of this Note shall be due and payable on the earlier of April 15, 2013 (the “Final Note Payment Date”) and the Redemption Date, if any, pursuant to Section 10.1 of the Indenture.  Capitalized terms used but not defined herein are defined in Article I of the Indenture, which also contains rules as to construction that shall be applicable herein.

The Issuer shall pay interest on this Class A-4 Note at the rate per annum shown above on each Payment Date until the principal of this Class A-4 Note is paid or made available for payment, on the principal amount of this Class A-4 Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date), subject to certain limitations contained in Section 3.1 of the Indenture. Interest on this Class A-4 Note will accrue for each Payment Date from and including the previous Payment Date (or, in the case of the initial Payment Date or if no interest has been paid, from the Closing Date) to but excluding such Payment Date.  Interest will be computed on the basis of a 360-day year of twelve 30 day months.  Such principal of and interest on this Class A-4 Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Class A-4 Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.  All payments made by the Issuer with respect to this Class A-4 Note shall be applied first to interest due and payable on this Class A-4 Note as provided above and then to the unpaid principal of this Class A-4 Note.

Reference is made to the further provisions of this Class A-4 Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class A-4 Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Class A-4 Note shall not be entitled to any

A-2-3

benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

This Class A-4 Note is one of a duly authorized issue of Class A-4 Notes of the Issuer, designated as its Class A-4 Asset-Backed Notes, are issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Class A-4 Notes.  The Class A-4 Notes are subject to all terms of the Indenture.

This Class A-4 Note is and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

Principal of this Class A-4 Note is payable on each Payment Date as described on the face hereof.  “Payment Date” means the fifteenth day of each month or, if any such day is not a Business Day, the next succeeding Business Day, commencing February 15, 2006.

The entire unpaid principal amount of this Class A-4 Note shall be due and payable on the earlier of the Final Note Payment Date and the Redemption Date, if any, pursuant to Section 10.1 of the Indenture.  Notwithstanding the foregoing, the entire unpaid principal amount of this Note shall be due and payable on the date on which an Event of Default shall have occurred and the Notes have to be immediately due and payable in the manner provided in Section 5.2 of the Indenture.  Notwithstanding the foregoing sentence, this Class A-4 Note shall become immediately due and payable without declaration, notice or demand by or to any Person upon the occurrence of an Event of Default specified in Section 5.1(i) of the Indenture with respect to the Issuer.  All principal payments on the Class A-4 Notes shall be made pro rata to the Class A-4 Holders entitled thereto.

Payments of interest on this Class A-4 Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person in whose name this Class A-4 Note is registered appears as the Registered Holder of this Class A-4 Note (or one or more Predecessor Notes) on the related Record Date by check mailed first-class postage prepaid to such Person’s address as it appears on the Note Register on such Record Date; provided, however, that, unless Definitive Notes have been issued pursuant to Section 2.13 of the Indenture, if this Class A-4 Note is registered in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payments will be made by wire transfer in immediately available funds to the account designated by such nominee.  Any reduction in the principal amount of this Class A-4 Note effected by any payments made on any Payment Date shall be binding upon all future Holders of this Class A-4 Note and of any Class A-4 Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.  If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class A-4 Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Class A-4 Note at the Indenture Trustee’s Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located at

A-2-4

Sixth Street and Marquette Avenue MAC N9311-161, Minneapolis, Minnesota  55479, Attention:  Corporate Trust Services Asset-Backed Administration or such other address as the Indenture Trustee may designate from time to time as its Corporate Trust Offices in accordance with the Indenture.

The Issuer shall pay interest on overdue installments of interest at the Note Rate applicable to the Class A-4 Notes to the extent permitted by law.

The Class A-4 Notes are entitled to the benefits of the Policy issued by the Insurer.  The Insurer is obligated to pay, in accordance with the terms of the Policy as described in the “Statement of Insurance” attached hereto.

As provided in the Indenture, the Notes may be redeemed in the manner and to the extent described in Section 10.1 of the Indenture.

As provided in the Indenture, and subject to certain limitations set forth therein, the transfer of this Class A-4 Note may be registered on the Note Register upon surrender of this Class A-4 Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Class A-4 Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees.  No service charge will be charged for any registration of transfer or exchange of this Class A-4 Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Noteholder or Note Owner, by its acceptance of this Class A-4 Note or, in the case of a Note Owner, a beneficial interest in this Class A-4 Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on this Class A-4 Note or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee, each in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee, each in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee, each in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacities) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Each Noteholder or Note Owner, by accepting this Class A-4 Note or a beneficial interest in this Class A-4 Note, as the case may be, hereby covenants and agrees that it will not at any time institute against, join in any institution against, or knowingly or intentionally cooperate or encourage any other Person in instituting against, the Depositor or the Issuer, any bankruptcy,

A-2-5

reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or any of the other Transaction Documents.

The Issuer has entered into the Indenture and this Class A-4 Note is issued with the intention that, for federal, state and local income, and franchise tax purposes, the Class A-4 Notes will qualify as indebtedness of the Issuer secured by the Trust Estate.  The Issuer, by entering into the Indenture and this Class A-4 Note, and each Noteholder, by its acceptance of this Class A-4 Note (and each Note Owner by its acceptance of a beneficial interest in this Class A-4 Note), agree to treat this Class A-4 Note as indebtedness of the Issuer for federal, state and local income and franchise tax purposes.

Prior to the due presentment for registration of transfer of this Class A-4 Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Class A-4 Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this Class A-4 Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

The Indenture allows, with certain exceptions as therein provided, the Issuer and the Indenture Trustee to enter into one or more indentures that are supplemental to the Indenture and which effect a modification of the rights and obligations of the Issuer and the rights of the Holders of the Class A Notes under the Indenture at any time by the Issuer with the consent of the Noteholders evidencing not less than 51% of the Class A Note Balance (subject to the right of the Insurer to exercise such consent provided that no Insurer Default shall have occurred and be continuing).  The Indenture also permits the Indenture Trustee and the Issuer to enter into supplemental indentures with respect to certain terms and conditions set forth in the Indenture without the consent of Holders of the Class A Notes issued thereunder.

The term “Issuer,” as used in this Class A-4 Note, includes any successor to the Issuer under the Indenture.

The Class A-4 Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

This Class A-4 Note and the Indenture shall be governed by, and construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture, and no provision of this Class A-4 Note or of the Indenture, shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class A-4 Note at the times, place and rate, and in the coin or currency herein prescribed.

Anything herein to the contrary notwithstanding, except as expressly provided in the Transaction Documents, none of Wells Fargo Bank, National Association, in its individual capacity, Wells Fargo Delaware Trust Company, in its individual capacity, any owner of a

A-2-6

beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal or of interest on this Class A-4 Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture.  The Holder of this Class A-4 Note, by its acceptance hereof (and each Note Owner, by its acceptance of a beneficial interest herein), agrees that, except as expressly provided in the Transaction Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class A-4 Note.

A-2-7

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed as of the date set forth below.

Date: January 26, 2006

FIRST INVESTORS AUTO OWNER TRUST 2006-A

	By:	WELLS FARGO DELAWARE TRUST COMPANY, not in its individual capacity but solely as Owner Trustee under the Trust Agreement

By:
Authorized Signatory

A-2-8

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Class A-4 Notes designated above and referred to in the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee

By:
Authorized Signatory

A-2-9

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                              , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

*/
Signature of Assignor

	Signature Guaranteed	*/

*/                                     NOTICE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Class A-4 Note in every particular, without alteration, enlargement or any change whatever.  Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar.

A-2-10

STATEMENT OF INSURANCE

A-2-11

Exhibit B

$2,879,112.45

THIS CLASS B NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR ANY STATE SECURITIES OR “BLUE SKY” LAWS.  THE HOLDER HEREOF, BY PURCHASING THIS CLASS B NOTE, AGREES THAT THIS NOTE MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO AN AFFILIATE OF THE DEPOSITOR, (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR (3) IN RELIANCE ON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUBJECT TO THE ISSUER’S AND THE INDENTURE TRUSTEE’S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM.  ANY NOTEHOLDER WILL, AND EACH SUBSEQUENT NOTEHOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE RESALE RESTRICTIONS REFERRED TO ABOVE.  THE ISSUER IS NOT OBLIGATED TO REGISTER THIS CLASS B NOTE UNDER THE SECURITIES ACT OR ANY STATE SECURITIES OR BLUE SKY LAWS.  NO TRANSFER OF THIS CLASS B NOTE SHALL BE PERMITTED TO THE EXTENT THAT SUCH TRANSFER WOULD RESULT IN MORE THAN 80 HOLDERS (WITHIN THE MEANING OF TREASURY REGULATION SECTION 1.7704-1(H)) OF CLASS B NOTES AND BENEFICIAL INTERESTS IN THE ISSUER IN THE AGGREGATE.  NO TRANSFER OF THIS CLASS B NOTE MAY BE MADE TO ANY PERSON (A “PASS-THROUGH ENTITY”) THAT IS A PARTNERSHIP (INCLUDING ANY OTHER ENTITY TREATED AS A PARTNERSHIP FOR INCOME TAX PURPOSES), S CORPORATION OR GRANTOR TRUST UNLESS SUCH PASS-THROUGH ENTITY IS ABLE TO REPRESENT THAT THIS CLASS B NOTE REPRESENTS LESS THAN 50% OF THE FAIR MARKET VALUE OF ALL ASSETS OF SUCH ENTITY.  NOTWITHSTANDING THE FOREGOING, NO TRANSFER OF THIS CLASS B NOTE SHALL BE MADE EXCEPT IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE AND IN THIS CLASS B NOTE.  TRANSFER OF THIS CLASS B NOTE IS SUBJECT TO ADDITIONAL TRANSFER RESTRICTIONS CONTAINED IN SECTION 2.16 OF THE INDENTURE.  EACH HOLDER OF THIS CLASS B NOTE AGREES THAT THIS CLASS B NOTE IS SUBJECT TO THE PROVISIONS OF ARTICLE 8 OF THE UNIFORM COMMERCIAL CODE AS IN EFFECT IN ALL APPLICABLE JURISDICTIONS.

No. B-1

FIRST INVESTORS AUTO OWNER TRUST 2006-A

FORM OF CLASS B ASSET-BACKED NOTES

First Investors Auto Owner Trust 2006-A, a statutory trust organized and existing under the laws of the State of Delaware (herein referred to as the “Issuer”), for value received, hereby promises to pay to First Investors Auto Funding Corporation or its registered assigns, the principal sum of $2,879,112.45 (TWO MILLION EIGHT HUNDRED SEVENTY NINE THOUSAND ONE HUNDRED TWELVE DOLLARS AND FORTY FIVE CENTS) payable on each Payment Date in the aggregate amount, if any, payable from the Class B Note Payment Account in respect of principal on the Class B Notes pursuant to and in accordance with Section 2.8 of the Indenture, dated as of January 26, 2006 (as amended, supplemented or otherwise modified and in effect from time to time, the “Indenture”), between the Issuer and Wells Fargo Bank, National Association, a national banking association, as Indenture Trustee and Custodian (in such capacities the “Indenture Trustee” and the “Custodian”) and Section 3.5 of the Sale and Allocation Agreement; provided, however, that if not paid prior to such date, the entire unpaid principal amount of this Note shall be due and payable on the earlier of April 15, 2013 (the “Final Note Payment Date”) and the Redemption Date, if any, pursuant to Section 10.1 of the Indenture.  Capitalized terms used but not defined herein are defined in Article I of the Indenture, which also contains rules as to construction that shall be applicable herein.

Principal of this Class B Note shall be paid in the manner specified on the reverse hereof.

The principal of this Class B Note is payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

This Class B Note shall not accrue interest.

Reference is made to the further provisions of this Class B Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Class B Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Class B Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK.]

This Class B Note is one of a duly authorized issue of Class B Notes of the Issuer, designated as its Class B Asset-Backed Notes, are issued under the Indenture, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes.  The Class B Notes are subject to all terms of the Indenture.

This Class Note is and will be equally and ratably secured by the Collateral pledged as security therefor as provided in the Indenture.

Principal of this Class B Note is due and payable on each Payment Date as described on the face hereof.  “Payment Date” means the fifteenth day of each month or, if any such day is not a Business Day, the next succeeding Business Day, commencing February 15, 2006.

As described above, the entire unpaid principal amount of this Class B Note shall be due and payable on the earlier of the Final Note Payment Date and the Redemption Date, if any, pursuant to Section 10.1 of the Indenture.  Notwithstanding the foregoing, the entire unpaid principal amount of this Note shall be due and payable on the date on which an Event of Default shall have occurred and the Notes have been declared to be immediately due and payable in the manner provided in Section 5.2 of the Indenture.  Notwithstanding the foregoing sentence, this Class B Note shall become immediately due and payable without declaration, notice or demand by or to any Person upon the occurrence of an Event of Default specified in Section 5.1(i) of the Indenture with respect to the Issuer.  All principal payments on the Class B Notes shall be made pro rata to the Class B Holders entitled thereto.

Installments of principal, if any, to the extent not in full payment of this Note, shall be made by check mailed to the Person in whose name this Class B Note is registered appears as the Registered Holder of this Class B Note (or one or more Predecessor Notes) on the related Record Date by wire transfer in immediately available funds to the account designated by such Holder.  Any reduction in the principal amount of this Class B Note effected by any payments made on any Payment Date shall be binding upon all future Holders of this Class B Note and of any Class B Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon.  If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Class B Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the registered Holder hereof as of the Record Date preceding such Payment Date by notice mailed or transmitted by facsimile prior to such Payment Date, and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee’s Corporate Trust Office or at the office of the Indenture Trustee’s agent appointed for such purposes located at Sixth Street and Marquette Avenue MAC N9311-161, Minneapolis, Minnesota 55479, Attention: Corporate Trust Services Asset-Backed Administration or such other address as the Indenture Trustee may designate from time to time as its Corporate Trust Offices in accordance with the Indenture.

As provided in the Indenture, the Notes may be redeemed in the manner and to the extent described in Section 10.1 of the Indenture.

As provided in the Indenture, and subject to certain limitations set forth therein, the transfer of this Class B Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder hereof or such Holder’s attorney duly authorized in writing, and thereupon one or more new Class B Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees.  No service charge will be charged for any registration of transfer or exchange of this Class B Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Noteholder, by its acceptance of this Class B Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on this Class B Note or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Indenture Trustee or the Owner Trustee, each in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Indenture Trustee or the Owner Trustee, each in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee, each in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacities) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Each Noteholder, by accepting this Class B Note hereby covenants and agrees that it will not at any time institute against, join in any institution against, or knowingly or intentionally cooperate or encourage any other Person in instituting against, the Depositor or the Issuer, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or any of the other Transaction Documents.

The Issuer has entered into the Indenture and this Class B Note is issued with the intention that, for federal, state and local income, and franchise tax purposes, the Class B Notes will qualify as indebtedness of the Issuer secured by the Trust Estate.  The Issuer, by entering into the Indenture and this Class B Note, and each Noteholder, by its acceptance of this Class B Note, agree to treat this Class B Note as indebtedness of the Issuer for federal, state and local income and franchise tax purposes.

Prior to the due presentment for registration of transfer of this Class B Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may treat the Person in whose name this Class B Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered as the owner hereof for all purposes, whether or not this

Class B Note be overdue, and none of the Issuer, the Indenture Trustee or any such agent shall be affected by notice to the contrary.

As provided in the Indenture, this Class B Note may not be transferred to a person that is, or that is directly or indirectly acquiring this Class B Note for, on behalf of or with any assets of, an employee benefit plan or other arrangement subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), a plan subject to Section 4975 of the Code, or a plan or other arrangement subject to any provisions under any federal, state, local, non-U.S. or other laws or regulations that are substantively similar to the foregoing provisions of ERISA or the Code.

The Indenture allows, with certain exceptions as therein provided, the Issuer and the Indenture Trustee to enter into one or more indentures that are supplemental to the Indenture and which effect a modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Noteholders evidencing not less than 51% of the Class A Note Balance (subject to the right of the Insurer to exercise such consent provided that no Insurer Default shall have occurred and be continuing).  The Indenture also permits the Indenture Trustee and the Issuer to enter into supplemental indentures with respect to certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder.

The term “Issuer,” as used in this Class B Note, includes any successor to the Issuer under the Indenture.

The Class B Notes are issuable only in certificated form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

This Class B Note and the Indenture shall be governed by, and construed in accordance with the laws of the State of New York without reference to its conflict of law provisions, and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture, and no provision of this Class B Note or of the Indenture, shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Class B Note at the times, place and rate, and in the coin or currency herein prescribed.

Anything herein to the contrary notwithstanding, except as expressly provided in the Transaction Documents, none of Wells Fargo Bank, National Association, in its individual capacity, Wells Fargo Delaware Trust Company in its individual capacity, any owner of a beneficial interest in the Issuer, or any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal or of interest on this Class B Note or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in the Indenture.  The Holder of this Class B Note, by its acceptance hereof, agrees that, except as expressly provided in the Transaction Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Class B Note.

WITNESS WHEREOF, the Issuer has caused this instrument to be signed as of the date set forth below.

Date: January 26, 2006

FIRST INVESTORS AUTO OWNER TRUST 2006-A

	By:	WELLS FARGO DELAWARE TRUST COMPANY, not in its individual capacity but solely as Owner Trustee under the Trust Agreement

By:
Authorized Signatory

INDENTURE TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Notes designated above and referred to in the within-mentioned Indenture.

WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Indenture Trustee

By:
Authorized Signatory

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto:

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                              , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

*/
Signature of Assignor

*/
Signature Guaranteed

*/                                     NOTICE:  The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Class B Note in every particular, without alteration, enlargement or any change whatever.  Such signature must be guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar.

Exhibit C

[RESERVED]

Exhibit D

REQUEST FOR RELEASE OF CONTRACT

[Date]

TO:                            Wells Fargo Bank, National Association
as Custodian
ABS Custody Vault
751 Kasota Avenue
MAC N9328-011
Minneapolis, Minnesota  55414

Attention:                                         Corporate Trust Services —Asset-Backed Administration

In connection with the Contract Files which are owned by First Investors Auto Owner Trust 2006-A (the “Issuer”) and are pledged by the Issuer to Wells Fargo Bank, National Association, as Indenture Trustee (the “Indenture Trustee”), the undersigned, as [Indenture Trustee][Servicer], requests the release of the Contract File related to the Contract identified below by its number.  The undersigned shall return the documents to you when the undersigned’s need therefor no longer exists, except where the Contract is paid in full or otherwise disposed of.  Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Indenture, dated as of January 26, 2006, between Wells Fargo Bank, National Association, as Indenture Trustee and Custodian, and the Issuer.

Reason for Document Request: (check one)

Code		Reason
5	☐	Liquidation
1	☐	Paid Off
4	☐	Repurchase
19	☐	Servicing
3	☐	Substitution

By
Name:
Title:

CONTRACT NUMBER
CUSTOMER
Address where files are to be shipped:

Shipping Number:
Carrier:

i